[PHOTO OMITTED]
WALL ST

ANNUAL
REPORT

OCTOBER 31, 2002

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND
FRANKLIN LARGE CAP VALUE FUND
FRANKLIN MICROCAP VALUE FUND
FRANKLIN SMALL CAP VALUE FUND
(FORMERLY FRANKLIN VALUE FUND)

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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.

[PHOTO OF WILLIAM J. LIPPMAN]
WILLIAM J. LIPPMAN
PRESIDENT
FRANKLIN VALUE INVESTORS TRUST

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

SHAREHOLDER LETTER

Dear Shareholder:

This annual report for Franklin Value Investors Trust covers the fiscal year ended October 31, 2002.

During the 12-month reporting period, the funds' Board of Trustees approved the following changes. In the last annual report, we committed to closing Franklin MicroCap Value Fund to new investors when assets reached $300 million, which occurred on January 29, 2002. However, since the Fund's closure in January, purchases did not offset normal redemptions and consequently the Board approved a limited re-opening of the Fund to select retirement plans effective November 1, 2002. We believe this limited re-opening will provide the Fund with a steady stream of manageable cash flow. On November 1, 2001, Franklin Value Fund changed its name to Franklin Small Cap Value Fund and expanded its investment universe to include companies with market capitalizations up to $2.5 billion, effective April 1, 2002. The Board of Trustees also approved closing Franklin Balance Sheet Investment Fund to new investors effective May 1, 2002. We were delighted with the substantial cash flow into Franklin Balance Sheet Investment Fund because it seemed to reflect shareholder approval of our value investment philosophy, but to effectively continue implementing our investment strategy, we believed it was in the best interest of current shareholders to limit cash flow by closing the Fund to new investors.

CONTENTS

Shareholder Letter ..........  1

Fund Reports

 Franklin Balance Sheet
 Investment Fund ............  5

 Franklin Large Cap
 Value Fund ................. 16

 Franklin MicroCap
 Value Fund ................. 24

 Franklin Small Cap
 Value Fund ................. 33

Financial Highlights &
Statements of Investments ... 40

Financial Statements ........ 69

Notes to
Financial Statements ........ 75

Independent
Auditors' Report ............ 85

Tax Designation ............. 86

Board Members
and Officers ................ 87


[GRAPHIC OMITTED]
FUND CATEGORY

Global

Growth

Growth
& Income

Income

Tax-Free Income

The 12-month period under review was an extraordinary time of geopolitical upheaval and economic flux. Although the U.S. managed to pull away from recession with a tentative and uneven economic recovery, instability at home and abroad roiled the domestic stock markets while investors' trust and patience were severely tested.

U.S. gross domestic product data rose modestly during the first three quarters of the reporting period, a good measure of the country's overall economic health, and painted a picture of a tepid economy making gradual progress toward recovery. Still, the economy faced challenges. The New York-based Conference Board reported its Index of Leading Economic Indicators fell throughout the summer. Furthermore, consumer confidence fell in the last five months of the reporting period, mainly on concerns about financial markets, terrorism, possible war in Iraq and a tough job market. Meanwhile, the federal budget deficit surged as new military and governmental initiatives were put into place following the events of September 11, and worldwide demand for U.S. goods and services slowed.

The economy and financial markets exhibited areas of resiliency during the 12-month period. The Federal Reserve Board (the Fed), after making aggressive cuts to the federal funds target rate to keep the economy on track in the aftermath of September 11, elected to keep it unchanged at 1.75% through October 2002. Low interest rates fueled strong automobile sales and set off a huge wave of mortgage refinancings, putting more cash into consumers' hands and keeping the housing and related industries vibrant. Wages rose at an annual rate of 3.2% and inflation remained low, so real incomes grew for most people.1 Consumer spending, further bolstered by recently enacted tax

1. Source: Bureau of Labor Statistics, 9/30/02.

cuts, has underpinned the fragile economic recovery so far. But consumer debt rose, and confidence began to dip.

During the year ended October 31, 2002, reports of lower corporate earnings, questionable accounting and a slower than anticipated economic recovery caused investors much discomfort. Sell-offs turned into rallies, then back to sell-offs, often in the same day. Through it all, value stocks seemed to fare better in the market than most other alternatives. Although the overall stock market environment was difficult during the year under review, the funds in the Trust outperformed their respective benchmarks, as well as the major market indexes.

Franklin Value Investors Trust is organized into four portfolios, each managed in the same spirit but with differing focus. While the funds have distinct investment objectives, our fundamental operating principles remain the same: prudent investment selection and constant professional supervision.

You can be confident that the Trust's managers will remain committed to our commonsense value investment philosophy, despite the financial markets' gyrations. We believe our value funds provide shareholders with attractively priced portfolios of well-managed, financially sound companies that possess the potential for solid earnings growth and, with patience, capital appreciation over the long term.

Historically, patient investors have achieved rewarding results through evaluating their goals and diversifying their assets. A long-term investment strategy offers investors an opportunity to take advantage of a regularly scheduled investment plan regardless of market fluctuations and includes buying during market downturns when prices are low and subsequently benefiting from market rallies. We suggest you contact your investment representative to discuss your goals and consider establishing a regular investment plan.

"YOU CAN BE CONFIDENT THAT THE TRUST'S MANAGERS WILL REMAIN COMMITTED TO OUR COMMONSENSE VALUE INVESTMENT PHILOSOPHY."

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A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
-------------------------------------------------------------------------------

As always, we value your support, welcome your questions and look forward to serving your investment needs in the future.

Sincerely,

/s/ WILLIAM J. LIPPMAN
----------------------
William J. Lippman
President
Franklin Value Investors Trust

FRANKLIN BALANCE SHEET
INVESTMENT FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN BALANCE SHEET INVESTMENT FUND SEEKS HIGH TOTAL RETURN, OF WHICH CAPITAL APPRECIATION AND INCOME ARE COMPONENTS, BY INVESTING PRIMARILY IN SECURITIES THAT WE BELIEVE ARE UNDERVALUED IN THE MARKETPLACE.
--------------------------------------------------------------------------------


This annual report for Franklin Balance Sheet Investment Fund covers the fiscal year ended October 31, 2002. The Fund's Class A shares' cumulative total return for the year under review was +2.85%, as shown in the Performance Summary beginning on page 12, versus -2.53% for the benchmark Russell 2000(R) Value Index. The broader indexes produced markedly worse returns: -5.55% for the Dow Jones Industrial Average (the Dow), -15.10% for the Standard & Poor's 500 Composite Index (S&P 500), and -20.92% for the Nasdaq Composite Index.1

On May 1, 2002, 30.0% of the Fund's total net assets were in short-term investments and other net assets (cash). We closed the Fund to new investors because we were having difficulties

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Dow is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return is calculated by Wilshire Associates Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 45.

investing our cash inflows judiciously. The invested portfolio was performing well, leading to a Class A six-month total return of +19.78% (not including sales charges) on April 30, 2002, yet that return was almost ten points behind our benchmark. We cautioned that the money then flowing into the hands of small value managers like us was disproportionate to the real opportunities we were seeing.

What a difference six months makes! Our Class A's total return since our April semiannual report was -14.13% (not including sales charges) versus our benchmark's decline of -24.46%. The calendar quarter ended September was the first since the fourth quarter of 1999 that the Russell 2000 Value Index lagged all three of the major indexes -- the Dow, the S&P 500 and the Nasdaq Composite Index. The small value benchmark also lagged all three broad indexes for the full six months. Under the circumstances we are pleased not to have given back more, even though we are disappointed not to have produced a better absolute return for our shareholders. Our goal is to provide attractive total returns over time without commensurate risk, independent of the benchmark's performance.

During the second half of the Fund's fiscal year, net cash flow was positive at a much more manageable rate, $90.7 million in the past six months compared with $1,009.3 million in the preceding six months. The Fund's net stock purchases were $495.1 million in the past six months, bringing our cash position down to 30.0% of total net assets.

For the year under review, shares of a good many companies with long, successful operating histories were under pressure. Some of them may turn out to be great bargains, although undoubtedly some are "value traps" as well. Our subjective view is that the overconfidence that characterized the markets in recent years finally succumbed to the corporate accounting and governance scandals, earnings revisions, and lowered guidance that pervaded the headlines. It dawned on many market participants that they have not understood the way financial information is packaged for them under generally accepted accounting principles. We are satisfied that our "balance sheet" approach, which we believe is innately risk averse, is well-suited to the current environment.

That approach focuses specifically on book value, essentially a company's net worth, or assets minus liabilities. Over time, we have had our best results buying well-established, financially sound companies at a discount to book value -- pennies on the dollar -- and holding them for several years while the book value increases. We anticipate that over time the market will recognize a given holding's intrinsic value and bid it up to a suitable premium over book value. Or, a financial or strategic buyer, attracted by the bargain price, could bid for control at a premium. Takeovers have been an important contributor to Fund performance over the years, especially in periods of higher absolute return.

We had only two takeovers in fiscal year 2002, both in the first six months, compared with nine in fiscal year 2001. We think the general economic weakness and deflationary pressures that dominated the business outlook dampened consolidation activity. Acquirers generally target significant cost savings, which in turn depend on improved asset utilization. We think managements are unwilling to risk their own balance sheets to acquire productive assets without compelling evidence that a sustained upturn is at hand to help increase asset utilization. Another factor was generally tight credit, and a more hawkish stance by debt rating agencies who, like investors in general, became more vigilant about off-balance sheet funding methods and other contrivances that hide debt.

Portfolio Breakdown
Franklin Balance Sheet Investment Fund
Based on Total Net Assets
10/31/02

Life & Health Insurance       7.4%

Retail Trade                  7.1%

Property-Casualty Insurance   6.1%

Producer Manufacturing        5.7%

Consumer Durables             5.5%

Transportation                4.7%

Utilities                     4.5%

Process Industries            4.2%

Specialty Insurance           3.3%

Finance, Rental & Leasing     2.6%

Non-Energy Minerals           2.5%

Electronic Technology         2.1%

Consumer Services             2.0%

Industrial Services           2.0%

Consumer Non-Durables         2.0%

Financial Conglomerates       1.9%

Other                         6.4%

Short-Term Investments &     30.0%
Other Net Assets

All these factors were very much on our minds and continue to be as we survey investment candidates and monitor our holdings. Although numerous companies traded recently at lower price-to-book ratios than typical over the past several years, most offered little visibility of future book value growth. This is particularly true among industrial cyclicals, many of which were statistically quite cheap at period-end. We accumulated holdings in some of these, expecting that visibility will improve in an economic upturn, but anticipating declines until then. Some companies we own at what we consider bargain prices are contending with costly asset rationalizations -- factory closings, layoffs, severance payments and writedowns -- and we do not expect their book values to grow until they have the tailwind of a strong economy.

There is another balance sheet concern bearing on many of the companies we assess: depeleted pension assets. Unfortunately, companies sponsoring defined benefit programs will find their obligations keep growing even when the assets set aside to fund them shrink. The accounting for such obligations is designed to delay recognizing investment results that are much better or worse than long-term historical averages. After a succession of below-average years, large and growing obligations appear in balance sheets that will eventually have to be funded with cash. The pensioners' claims to the companies' cash flow constitute a debt that can grow rapidly based on investment returns, completely independent of operating results. We believe pensions concerns are an additional barrier to acquisition activity and are another reason we don't expect to get much help from takeovers until the broad market improves.

Our stated policy is to confine our search to companies trading in the lowest two deciles of price-to-book ratios within our universe of possible investments. In recent years the ceiling for stocks generally has been as high as 1.7 times book value, but at period-end was only 1.2 times. The price collapse of many former high flyers from the worlds of technology, telecommunications, and energy trading strongly contributed to lower valuations. Such companies made up a significant portion of our universe at fiscal year-end, and for various reasons their book values tend to be suspect, likely to decline substantially before they grow. While we continually work to identify true balance sheet bargains among these nominally cheap stocks, we also look higher on the price-to-book scale for new possibilities. In the current environment, we are more likely to add companies with ratios above our cut-off -- that is, exceptions -- if they are reasonably close and offer significantly higher prospects for book value growth than we can find within our normal zone.

Our investment guidelines allow for exceptions of up to 35% of total net assets. At year-end approximately 2.1% of total net assets were invested in exceptions, but that percentage is likely to grow as we get closer to being fully invested.

One of the exceptions at period-end is MGIC Investment Corp. MGIC is one of three mortgage insurers we began to buy recently. The other two are The PMI Group and Radian Group. Historically low home mortgage rates supported a strong housing market and an ongoing wholesale refinancing of outstanding mortgages. The possibility of a "housing bubble" that could lead to widespread defaults and high loss costs has depressed these companies' prices. Because of the refinancing boom, over two-thirds of the mortgages guaranteed by these companies are less than two years old. Therefore, if they develop with normal losses over time, losses will spike over the next few years. Our purchases were predicated on loss development not being much worse than historical experience, in which case we would expect book value growth and typical premium valuation.

TOP 10 EQUITY HOLDINGS
Franklin Balance Sheet
Investment Fund
10/31/02

COMPANY                  % OF TOTAL
SECTOR/INDUSTRY          NET ASSETS
-----------------------------------

American National
Insurance Co.                  1.9%
LIFE & HEALTH INSURANCE

Bunge Ltd.                     1.6%
PROCESS INDUSTRIES

Aztar Corp.                    1.6%
CONSUMER SERVICES

Peabody Energy Corp.           1.5%
ENERGY MINERALS

Old Republic
International Corp.            1.5%
PROPERTY-CASUALTY INSURANCE

Clayton Homes Inc.             1.5%
CONSUMER DURABLES

IPC Holdings Ltd.
(Bermuda)                      1.4%
PROPERTY-CASUALTY INSURANCE

CIT Group Inc.                 1.4%
FINANCE, RENTAL & LEASING

Entergy Corp.                  1.4%
UTILITIES

Tecumseh Products Co.,
A & B                          1.3%
PRODUCER MANUFACTURING

Also among our new positions are two "reverse takeovers," CIT Group and Monsanto. CIT was spun out of troubled Tyco International, and Pharmacia had to complete the spin-off of Monsanto before its merger with Pfizer. CIT and Monsanto have recent, prior histories as public companies and reemerged under a cloud of sorts. In CIT's case, the market was wary of an asset-based lender in a weak economy, particularly one that bore Tyco's fingerprints. Monsanto recently surprised investors with operating problems. Both deals were forced sales, which we like.

Prudential Financial, a new holding during the Fund's fiscal year, is a large, diversified insurance and financial services company that converted from mutual to stock form at a discount to book value. We have had excellent experience with similar conversions in the past.

Among other significant new purchases during the year are car rental company Dollar Thrifty Automotive Group and New Mexico electric utility PNM Resources. At period-end both trade below book value, and in our opinion, have good visibility of book value growth ahead. Other large new positions that we believe will show book value growth are Toys R Us; Pulte Homes; Peabody Energy, a geographically diverse coal producer; disability reinsurer Unumprovident; IPC Holdings, a property catastrophe reinsurer; and Teekay Shipping, probably the world's most efficient and flexible marine oil shipper. We also added substantially to several existing positions, including Old Republic International, Principal Financial Group, Trinity Industries and United States Steel.

As in past years, completed takeovers were a major source of cash and realized gains for the Fund. Takeovers among utilities can take years to close, as happened with Niagara Mohawk, which generated $39 million in proceeds in the Fund's fiscal year 2002 and $20 million in realized long-term gains. Completed deals Pitt-Des Moines, Clarica Life Insurance, Maynard Oil and Conectiv also generated substantial proceeds and gains. At the Fund's fiscal year-end Franklin Balance Sheet Investment Fund had no pending takeovers, a circumstance that may be unprecedented. We also raised money in the course of paring back highly profitable positions, taking losses in some others and eliminating inconsequentially small positions.

We look forward to the challenges and opportunities of the year ahead. You may be sure that we will continue to apply our balance sheet strategy with caution and patience.

-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

FRANKLIN BALANCE SHEET
INVESTMENT FUND

PERFORMANCE SUMMARY AS OF 10/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/2/01, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/02  10/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.20         $37.01    $37.21
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.1543
Short-Term Capital Gain        $0.2305
Long-Term Capital Gain         $0.9443
                               -------
      Total                    $1.3291

CLASS B                        CHANGE        10/31/02  10/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.40         $36.64    $37.04
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.0641
Short-Term Capital Gain        $0.2305
Long-Term Capital Gain         $0.9443
                               -------
      Total                    $1.2389

CLASS C                        CHANGE        10/31/02  10/31/01
Net Asset Value (NAV)          -$0.39         $36.67    $37.06
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.0613
Short-Term Capital Gain        $0.2305
Long-Term Capital Gain         $0.9443
                               -------
      Total                    $1.2361

CLASS R                        CHANGE        10/31/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.06         $36.92    $39.98
DISTRIBUTIONS (1/1/02-10/31/02)
Dividend Income                $0.0574

ADVISOR CLASS                  CHANGE        10/31/02  10/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.15         $37.06    $37.21
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.1994
Short-Term Capital Gain        $0.2305
Long-Term Capital Gain         $0.9443
                               -------
      Total                    $1.3742

Franklin Balance Sheet Investment Fund paid distributions derived from long-term capital gains of 94.43 cents ($0.9443) per share in December 2001. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance does not guarantee future results.

PERFORMANCE

CLASS A                               1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------------
Cumulative Total Return 1             +2.85%  +29.61%  +247.45%
Average Annual Total Return 2         -3.06%   +4.08%   +12.59%
Value of $10,000 Investment 3         $9,694  $12,215   $32,746
Avg. Ann. Total Return (9/30/02) 4    -1.95%   +3.13%   +12.61%

                                                      INCEPTION
CLASS B                                        1-YEAR  (3/1/01)
---------------------------------------------------------------
Cumulative Total Return 1                      +2.08%    +3.01%
Average Annual Total Return 2                  -1.87%    -0.55%
Value of $10,000 Investment 3                  $9,813    $9,908
Avg. Ann. Total Return (9/30/02) 4             -0.75%    -1.63%

                                                      INCEPTION
CLASS C                                        1-YEAR  (3/1/01)
---------------------------------------------------------------
Cumulative Total Return 1                       +2.10%   +3.06%
Average Annual Total Return 2                   +0.11%   +1.21%
Value of $10,000 Investment 3                  $10,011  $10,202
Avg. Ann. Total Return (9/30/02) 4              +1.23%   +0.20%

                                                      INCEPTION
CLASS R                                                (1/1/02)
---------------------------------------------------------------
Cumulative Total Return 1                                -7.53%
Aggregate Total Return 5                                 -8.45%
Value of $10,000 Investment 3                            $9,155
Aggregate Total Return (9/30/02) 4,5                    -10.01%


ADVISOR CLASS 6                       1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------------
Cumulative Total Return 1             +3.11%  +30.09%  +248.73%
Average Annual Total Return 2         +3.11%   +5.40%   +13.30%
Value of $10,000 Investment 3        $10,311  $13,009   $34,873
Avg. Ann. Total Return (9/30/02) 4    +4.30%   +4.43%   +13.32%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

6. Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +4.72% and +2.80%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

[GRAPHIC OMITTED]
EDGAR RERPRESENTATION OF PLOTS FOLLOW:
Class A (11/1/92-10/31/02)

         Franklin Balance       Russell 2000
         Sheet Investment Fund  Value Index 7     CPI 7
11/92         $9,425              $10,000       $10,000
               9,843               10,619        10,014
              10,388               11,060        10,007
              10,621               11,647        10,056
              10,689               11,694        10,091
              11,046               12,137        10,127
              11,018               11,845        10,155
              11,331               12,217        10,169
              11,468               12,333        10,183
              11,828               12,546        10,183
              12,766               13,036        10,212
              12,784               13,349        10,233
              13,180               13,655        10,275
              12,944               13,300        10,282
              13,044               13,691        10,282
              13,415               14,179        10,310
              13,259               14,138        10,345
              12,823               13,504        10,380
              12,984               13,637        10,395
              13,128               13,618        10,402
              13,164               13,263        10,438
              13,475               13,508        10,466
              13,853               14,040        10,508
              13,841               13,891        10,536
10/94         13,630               13,637        10,543
              13,180               13,088        10,557
              13,240               13,482        10,557
              13,638               13,415        10,599
              14,244               13,912        10,642
              14,544               13,980        10,677
              15,023               14,395        10,712
              15,336               14,703        10,734
              15,693               15,206        10,755
              16,068               15,761        10,755
              16,493               16,229        10,783
              16,677               16,471        10,805
              16,264               15,814        10,840
              16,826               16,442        10,833
              17,217               16,951        10,825
              17,301               17,063        10,889
              17,424               17,331        10,924
              17,856               17,695        10,981
              18,316               18,178        11,023
              18,672               18,638        11,044
              18,502               18,418        11,051
              18,061               17,438        11,072
              18,658               18,195        11,093
              18,821               18,692        11,128
10/96         19,017               18,909        11,164
              19,773               19,926        11,185
              20,231               20,574        11,185
              20,977               20,890        11,221
              21,325               21,089        11,256
              20,919               20,524        11,284
              20,819               20,825        11,298
              22,094               22,483        11,291
              23,328               23,621        11,304
              24,264               24,613        11,318
              24,393               25,004        11,339
              26,004               26,667        11,368
              25,266               25,942        11,396
              25,129               26,227        11,389
              25,486               27,116        11,376
              25,441               26,625        11,397
              26,953               28,236        11,419
              27,976               29,382        11,441
              28,350               29,526        11,461
              27,984               28,481        11,482
              27,770               28,322        11,496
              26,279               26,104        11,509
              23,459               22,016        11,523
              24,003               23,260        11,537
10/98         24,472               23,951        11,565
              24,833               24,600        11,565
              25,331               25,372        11,558
              25,042               24,797        11,586
              23,648               23,103        11,599
              22,836               22,913        11,634
              24,330               25,005        11,719
              25,270               25,773        11,719
              26,852               26,706        11,719
              26,498               26,073        11,754
              25,250               25,119        11,783
              24,476               24,617        11,839
              24,218               24,124        11,860
              24,687               24,250        11,867
              24,942               24,994        11,867
              24,173               24,342        11,903
              24,762               25,829        11,973
              25,148               25,950        12,072
              25,435               26,104        12,079
              25,115               25,704        12,093
              25,855               26,455        12,156
              26,529               27,336        12,184
              27,704               28,558        12,184
              28,132               28,395        12,247
10/00         28,692               28,293        12,268
              28,346               27,715        12,276
              30,047               30,692        12,268
              31,235               31,539        12,346
              31,404               31,495        12,395
              30,636               30,991        12,423
              32,155               32,426        12,473
              33,943               33,259        12,529
              34,500               34,596        12,551
              34,348               33,821        12,515
              34,661               33,703        12,515
              30,930               29,982        12,572
              31,837               30,765        12,529
              33,429               32,977        12,508
              35,366               34,995        12,459
              35,384               35,460        12,488
              36,179               35,677        12,538
              37,613               38,349        12,608
              38,135               39,699        12,678
              37,391               38,385        12,678
              37,179               37,536        12,686
              34,410               31,958        12,700
              34,224               31,818        12,742
              32,180               29,546        12,763
10/02         32,746               29,989        12,785


AVERAGE ANNUAL TOTAL RETURN

CLASS A             10/31/02
----------------------------

1-Year                -3.06%

5-Year                +4.08%

10-Year              +12.59%



[GRAPHIC OMITTED]
EDGAR RERPRESENTATION OF PLOTS FOLLOW:

Class B (3/1/01-10/31/02)

         Franklin Balance Sheet       Russell 2000
Date     FInvestment Fund - Class B   Value Index 7          CPI 7
3/1/01          $10,000                  $10,000           $10,000
3/31/01           9,755                    9,840            10,023
4/30/01          10,231                   10,296            10,063
5/31/01          10,793                   10,560            10,108
6/30/01          10,964                   10,985            10,126
7/31/01          10,905                   10,739            10,097
8/31/01          10,999                   10,701            10,097
9/30/01           9,810                    9,520            10,143
10/31/01         10,091                    9,768            10,108
11/30/01         10,587                   10,470            10,091
12/31/01         11,193                   11,111            10,052
1/31/02          11,193                   11,259            10,075
2/28/02          11,437                   11,328            10,115
3/31/02          11,884                   12,176            10,172
4/30/02          12,041                   12,605            10,229
5/31/02          11,800                   12,188            10,229
6/30/02          11,724                   11,918            10,235
7/31/02          10,844                   10,147            10,246
8/31/02          10,779                   10,103            10,280
9/30/02          10,130                    9,381            10,297
10/31/02          9,908                    9,522            10,315

AVERAGE ANNUAL TOTAL RETURN

CLASS B                 10/31/02
--------------------------------

1-Year                    -1.87%

Since Inception (3/1/01)  -0.55%


Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR RERPRESENTATION OF PLOTS FOLLOW:
Class C (3/1/01-10/31/02)

         Franklin Balance Sheet        Russell 2000
Date     Investment Fund - Class C     Value Index 7          CPI 7
3/1/01            $10,000                 $10,000           $10,000
                    9,755                   9,840            10,023
                   10,231                  10,296            10,063
                   10,793                  10,560            10,108
6/30/01            10,964                  10,985            10,126
                   10,905                  10,739            10,097
                   10,999                  10,701            10,097
                    9,810                   9,520            10,143
10/31/01           10,091                   9,768            10,108
                   10,587                  10,470            10,091
                   11,193                  11,111            10,052
                   11,193                  11,259            10,075
2/28/02            11,437                  11,328            10,115
                   11,884                  12,176            10,172
                   12,041                  12,605            10,229
                   11,800                  12,188            10,229
6/30/02            11,724                  11,918            10,235
                   10,844                  10,147            10,246
                   10,779                  10,103            10,280
                   10,130                   9,381            10,297
10/31/02           10,202                   9,522            10,315

AVERAGE ANNUAL TOTAL RETURN

CLASS C                 10/31/02
--------------------------------

1-Year                    +0.11%

Since Inception (3/1/01)  +1.21%



[GRAPHIC OMITTED]
EDGAR RERPRESENTATION OF PLOTS FOLLOW:
Class R (1/1/02-10/31/02)

         Franklin Balance Sheet      Russell 2000
Date     Investment Fund - Class R   Value Index 7              CPI 7
1/1/02            $10,000               $10,000               $10,000
                   10,002                10,133                10,023
2/28/02            10,227                10,195                10,063
                   10,631                10,958                10,119
4/30/02            10,777                11,344                10,176
                   10,564                10,969                10,176
6/30/02            10,499                10,726                10,182
                    9,713                 9,132                10,193
8/31/02             9,658                 9,092                10,227
                    9,080                 8,443                10,244
10/31/02            9,155                 8,570                10,262

AGGREGATE TOTAL RETURN 5

CLASS R                 10/31/02
--------------------------------

Since Inception (1/1/02)  -8.45%



[GRAPHIC OMITTED]
EDGAR RERPRESENTATION OF PLOTS FOLLOW:
Advisor Class (11/1/92-10/31/02)6

         Franklin Balance Sheet      Russell 2000
Date     Investment Fund - Advisor   Value Index 7            CPI 7
11/1/92         $10,000               $10,000               $10,000
                 10,443                10,619                10,014
                 11,022                11,060                10,007
                 11,269                11,647                10,056
                 11,341                11,694                10,091
                 11,720                12,137                10,127
                 11,690                11,845                10,155
                 12,022                12,217                10,169
                 12,168                12,333                10,183
                 12,550                12,546                10,183
                 13,545                13,036                10,212
                 13,564                13,349                10,233
                 13,984                13,655                10,275
                 13,734                13,300                10,282
                 13,840                13,691                10,282
                 14,233                14,179                10,310
                 14,069                14,138                10,345
                 13,605                13,504                10,380
                 13,777                13,637                10,395
                 13,929                13,618                10,402
                 13,967                13,263                10,438
                 14,298                13,508                10,466
                 14,699                14,040                10,508
                 14,685                13,891                10,536
10/31/94         14,462                13,637                10,543
                 13,984                13,088                10,557
                 14,047                13,482                10,557
                 14,470                13,415                10,599
                 15,113                13,912                10,642
                 15,432                13,980                10,677
                 15,940                14,395                10,712
                 16,272                14,703                10,734
                 16,650                15,206                10,755
                 17,049                15,761                10,755
                 17,500                16,229                10,783
                 17,695                16,471                10,805
                 17,256                15,814                10,840
                 17,852                16,442                10,833
                 18,268                16,951                10,825
                 18,357                17,063                10,889
                 18,487                17,331                10,924
                 18,946                17,695                10,981
                 19,433                18,178                11,023
                 19,811                18,638                11,044
                 19,632                18,418                11,051
                 19,163                17,438                11,072
                 19,797                18,195                11,093
                 19,969                18,692                11,128
10/31/96         20,177                18,909                11,164
                 20,980                19,926                11,185
                 21,466                20,574                11,185
                 22,257                20,890                11,221
                 22,626                21,089                11,256
                 22,195                20,524                11,284
                 22,089                20,825                11,298
                 23,442                22,483                11,291
                 24,751                23,621                11,304
                 25,745                24,613                11,318
                 25,882                25,004                11,339
                 27,591                26,667                11,368
                 26,807                25,942                11,396
                 26,663                26,227                11,389
                 27,042                27,116                11,376
                 26,993                26,625                11,397
                 28,598                28,236                11,419
                 29,683                29,382                11,441
                 30,080                29,526                11,461
                 29,691                28,481                11,482
                 29,464                28,322                11,496
                 27,883                26,104                11,509
                 24,890                22,016                11,523
                 25,468                23,260                11,537
10/31/98         25,965                23,951                11,565
                 26,348                24,600                11,565
                 26,877                25,372                11,558
                 26,571                24,797                11,586
                 25,091                23,103                11,599
                 24,230                22,913                11,634
                 25,815                25,005                11,719
                 26,812                25,773                11,719
                 28,491                26,706                11,719
                 28,115                26,073                11,754
                 26,790                25,119                11,783
                 25,970                24,617                11,839
                 25,696                24,124                11,860
                 26,193                24,250                11,867
                 26,464                24,994                11,867
                 25,648                24,342                11,903
                 26,273                25,829                11,973
                 26,683                25,950                12,072
                 26,987                26,104                12,079
                 26,648                25,704                12,093
                 27,433                26,455                12,156
                 28,148                27,336                12,184
                 29,395                28,558                12,184
                 29,848                28,395                12,247
10/31/00         30,443                28,293                12,268
                 30,076                27,715                12,276
                 31,881                30,692                12,268
                 33,141                31,539                12,346
                 33,320                31,495                12,395
                 32,514                30,991                12,423
                 34,126                32,426                12,473
                 36,033                33,259                12,529
                 36,626                34,596                12,551
                 36,474                33,821                12,515
                 36,815                33,703                12,515
                 32,857                29,982                12,572
                 33,821                30,765                12,529
                 35,521                32,977                12,508
                 37,580                34,995                12,459
                 37,599                35,460                12,488
                 38,463                35,677                12,538
                 40,000                38,349                12,608
                 40,565                39,699                12,678
                 39,774                38,385                12,678
                 39,558                37,536                12,686
                 36,613                31,958                12,700
                 36,434                31,818                12,742
                 34,270                29,546                12,763
10/31/02         34,873                29,989                12,785


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS 6     10/31/02
----------------------------

1-Year                +3.11%

5-Year                +5.40%

10-Year              +13.30%



7. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Past performance does not guarantee future results.

FRANKLIN LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN LARGE CAP VALUE FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF NET ASSETS IN SECURITIES OF LARGE CAPITALIZATION COMPANIES THAT WE BELIEVE ARE UNDERVALUED. LARGE CAPITALIZATION COMPANIES ARE THOSE THAT ARE SIMILAR IN SIZE TO THOSE IN THE RUSSELL 1000(R) INDEX AT THE TIME OF PURCHASE.1
--------------------------------------------------------------------------------


This annual report for Franklin Large Cap Value Fund covers the period ended October 31, 2002. The year under review was difficult for large-capitalization stocks. Although the market rallied during the first half of the period, uncertain economic conditions and an unclear earnings outlook led to a sharp sell-off in the second half. In addition, investors contended with major instances of corporate fraud and questionable accounting practices. We believe the weak equity markets, which led to poor investment returns for many corporate pension plans, could force some companies to increase their pension contributions going forward, leaving less cash available for shareholders. In our opinion, these factors offset the positive influence of continued low interest rates, which remained near multi-year lows.

1. The Russell 1000 Index is market capitalization-weighted and measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represented approximately 92% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 54.

Within this difficult environment, Franklin Large Cap Value Fund - Class A had a -8.82% cumulative total return for the 12 months ended October 31, 2002, as shown in the Performance Summary beginning on page 20. By way of comparison, the Fund's benchmark, the Russell 1000 Value Index, fell 10.02% for the same period. 2

For the second consecutive year, the Russell 1000 Value Index declined less than many other indexes. The Standard & Poor's 500 Composite Index (S&P 500) dropped 15.10% and the Nasdaq Composite Index (Nasdaq) fell 20.92% for the year ended October 31, 2002.3 Although we frequently consider the possibility of investing in Nasdaq's large-cap "fallen angels," we believe many of these companies either have not fallen enough to represent solid value or in some cases cannot be considered fundamentally sound investments.

During the reporting period, we added one technology stock to the portfolio, International Business Machines (IBM). With a significant portion of its revenues coming from value-added computing services, IBM's results have held up better than most of its peers in recent years. We built our position at an attractive average cost as the stock declined in 2002.


2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization-weighted and measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

3. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN
FRANKLIN LARGE CAP VALUE FUND
BASED ON TOTAL NET ASSETS
10/31/02


Finance                           13.2%

Energy Minerals                    9.0%

Consumer Services                  6.1%

Property-Casualty Insurance        6.0%

Retail Trade                       5.2%

Health Technology                  5.1%

Financial Conglomerates            4.8%

Producer Manufacturing             4.6%

Communications                     4.5%

Industrial Services                3.8%

Electronic Technology              3.0%

Multi-Line Insurance               2.9%

Consumer Non-Durables              2.8%

Investment Banks & Brokers         2.5%

Technology Services                2.4%

Transportation                     2.4%

Process Industries                 2.3%

Life & Health Insurance            2.1%

Other                              8.4%

Short-Term Investments &
Other Net Assets                   8.9%



Given the broad-based market decline, few of the Fund's holdings significantly increased in value during the reporting period. Financial services stocks that do not have a large portion of revenues from capital market activities, such as Allstate and Washington Mutual, performed well. Allstate benefited from improved pricing in automobile and homeowners insurance. Washington Mutual, the country's largest thrift, was aided by the continued strong housing market and low interest rates. Bank of America and US Bancorp also benefited from favorable interest rates and expectations that credit losses eventually will moderate.

Another strong performer for the Fund was Dell Computer, which we sold at a profit during the year. In 2001's annual report, we discussed how we believed Dell's operating model gave it a significant advantage over its competitors. Dell's stock subsequently achieved our price target, and, given the likelihood that shareholder interests could be diluted by employee option grants, we thought it best to sell our position.

Some of our weaker performers during the reporting period were stocks that in the past might have been considered "safe havens" in uncertain economic times, such as utilities, telephone companies, pharmaceutical manufacturers and food retailers. Changing industry dynamics often disrupted the stable demand characteristics these companies formerly possessed. Perhaps our biggest disappointment was Bristol-Myers Squibb (BMS), which we initially purchased in December 2001. BMS suffered through a seemingly endless series of problems, including disappointing clinical studies for a cardiovascular drug seeking Food and Drug Administration approval, an ill-timed investment in scandal-ridden ImClone Systems and excessive wholesale inventories at year-end 2001. We should note that most other pharmaceutical stocks also performed poorly in the past year as patent expirations and slowing growth remained major concerns.

During the Fund's fiscal year, international electric utility TXU Corp.'s stock price declined dramatically when it was revealed that European operations were undergoing significant margin pressure due to lower electricity prices. Given the company's reduced earnings capacity and its lack of candor regarding the severity of the European situation, we sold our shares, fortunately well above the stock's ultimate low.

Historically over time, the market has recovered from periods of extended weakness, and we feel the future will be no exception. Looking forward, however, we believe sustained improvement in profitability and renewed confidence in corporate management integrity are essential for improved market performance. In spite of currently difficult market conditions, we remain confident that our approach of investing in large-cap companies with sound fundamentals and attractive valuations should provide rewarding long-term results for our shareholders.

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
10/31/02

COMPANY                 % OF TOTAL
SECTOR/INDUSTRY         NET ASSETS
----------------------------------

Citigroup Inc.                3.5%
FINANCIAL CONGLOMERATES

ConocoPhillips                3.3%
ENERGY MINERALS

Fleet Boston Financial Corp.  3.3%
FINANCE

Anadarko Petroleum Corp.      3.1%
ENERGY MINERALS

Hewlett-Packard Co.           3.0%
ELECTRONIC TECHNOLOGY

Allstate Corp.                3.0%
PROPERTY-CASUALTY INSURANCE

Bristol-Myers Squibb Co.      3.0%
HEALTH TECHNOLOGY

Honeywell International Inc.  2.9%
PRODUCER MANUFACTURING

Mellon Financial Corp.        2.9%
FINANCE

American International
Group Inc.                    2.9%
MULTI-LINE INSURANCE

-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

FRANKLIN LARGE CAP
VALUE FUND

PERFORMANCE SUMMARY AS OF 10/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/02  10/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.18         $10.48    $11.66
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.0737
Short-Term Capital Gain        $0.0907
Long-Term Capital Gain         $0.0095
                               -------
      Total                    $0.1739

CLASS B                        CHANGE        10/31/02  10/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.19         $10.39    $11.58
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.0191
Short-Term Capital Gain        $0.0907
Long-Term Capital Gain         $0.0095
                               -------
      Total                    $0.1193

CLASS C                        CHANGE        10/31/02  10/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.18         $10.39    $11.57
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.0149
Short-Term Capital Gain        $0.0907
Long-Term Capital Gain         $0.0095
                               -------
      Total                    $0.1151

CLASS R                        CHANGE        10/31/02   8/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.07         $10.48    $10.55

Franklin Large Cap Value Fund paid distributions derived from long-term capital gains of 0.95 cents ($0.0095) per share in December 2001. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

PERFORMANCE

                                                      INCEPTION
CLASS A                                        1-YEAR  (6/1/00)
---------------------------------------------------------------
Cumulative Total Return 1                      -8.82%    +7.11%
Average Annual Total Return 2                 -14.05%    +0.39%
Value of $10,000 Investment 3                  $8,595   $10,095
Avg. Ann. Total Return (9/30/02) 4            -21.41%    -3.34%

                                                      INCEPTION
CLASS B                                        1-YEAR  (6/1/00)
---------------------------------------------------------------
Cumulative Total Return 1                      -9.38%    +5.58%
Average Annual Total Return 2                 -12.97%    +1.06%
Value of $10,000 Investment 3                  $8,703   $10,258
Avg. Ann. Total Return (9/30/02) 4            -20.41%    -2.71%

                                                      INCEPTION
CLASS C                                        1-YEAR  (6/1/00)
---------------------------------------------------------------
Cumulative Total Return1                       -9.34%    +5.56%
Average Annual Total Return2                  -11.15%    +1.85%
Value of $10,000 Investment3                   $8,885   $10,452
Avg. Ann. Total Return (9/30/02)4             -18.82%    -1.88%

                                                      INCEPTION
CLASS R                                                (8/1/02)
---------------------------------------------------------------
Cumulative Total Return 1                                -0.66%
Aggregate Total Return 5                                 -1.66%
Value of $10,000 Investment 3                            $9,834
Aggregate Total Return (9/30/02) 4,5                    -10.10%

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CPI, CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

[GRAPHIC OMITTED]
EDGAR RERPRESENTATION OF PLOTS FOLLOW:
CLASS A (6/1/00-10/31/02)

         Franklin Large Cap        Russell 1000
         Value Fund - Class A      Value Index 5             CPI 5
6/1/00          $ 9,425               $10,000               $10,000
                  9,001                 9,543                10,052
                  9,067                 9,662                10,075
8/31/00           9,623                10,200                10,075
                  9,925                10,293                10,128
                 10,481                10,547                10,145
11/30/00         10,189                10,155                10,151
                 11,147                10,664                10,145
                 11,393                10,705                10,209
2/28/01          11,355                10,407                10,249
                 11,355                10,040                10,273
                 11,878                10,532                10,314
5/31/01          12,343                10,769                10,361
                 12,030                10,529                10,378
                 12,077                10,507                10,349
8/31/01          11,783                10,086                10,349
                 11,080                 9,376                10,396
                 11,071                 9,295                10,360
11/30/01         11,631                 9,835                10,343
                 12,002                10,068                10,302
                 11,819                 9,990                10,326
2/28/02          11,867                10,006                10,367
                 12,233                10,479                10,425
                 12,050                10,120                10,484
5/31/02          12,194                10,170                10,484
                 11,414                 9,587                10,490
                 10,422                 8,695                10,502
08/31/02         10,518                 8,761                10,536
                  9,237                 7,787                10,554
10/31/02         10,095                 8,364                10,572




AVERAGE ANNUAL TOTAL RETURN

CLASS A                 10/31/02
--------------------------------

1-Year                   -14.05%

Since Inception (6/1/00)  +0.39%



AVERAGE ANNUAL TOTAL RETURN

CLASS B                 10/31/02
--------------------------------

1-Year                   -12.97%

Since Inception (6/1/00)  +1.06%



[GRAPHIC OMITTED]
EDGAR RERPRESENTATION OF PLOTS FOLLOW:
Class B (6/1/00-10/31/02)
              FRANKLIN LARGE CAP       RUSSELL 1000
              VALUE FUND - CLASS B     VALUE FUND 5              CPI 5
6/1/00              $10,000               $10,000               $10,000
                      9,550                 9,543                10,052
                      9,610                 9,662                10,075
8/31/00              10,200                10,200                10,075
                     10,520                10,293                10,128
                     11,110                10,547                10,145
11/30/00             10,790                10,155                10,151
                     11,803                10,664                10,145
                     12,064                10,705                10,209
2/28/01              12,004                10,407                10,249
                     11,994                10,040                10,273
                     12,547                10,532                10,314
                     13,020                10,769                10,361
                     12,688                10,529                10,378
                     12,738                10,507                10,349
8/31/01              12,416                10,086                10,349
                     11,662                 9,376                10,396
                     11,652                 9,295                10,360
11/30/01             12,235                 9,835                10,343
                     12,611                10,068                10,302
                     12,418                 9,990                10,326
2/28/02              12,459                10,006                10,367
                     12,835                10,479                10,425
                     12,631                10,120                10,484
5/31/02              12,784                10,170                10,484
                     11,961                 9,587                10,490
                     10,914                 8,695                10,502
8/31/02              11,016                 8,761                10,536
                      9,664                 7,787                10,554
10/31/02             10,258                 8,364                10,572


Past performance does not guarantee future results.

[GRAPHIC OMITTED}
EDGAR RERPRESENTATION OF PLOTS FOLLOW:
CLASS C (6/1/00-10/31/02)
              FRANKLIN LARGE CAP       RUSSELL 1000
              VALUE FUND - CLASS C     VALUE FUND 5              CPI 5
6/1/00              $ 9,901               $10,000               $10,000
                      9,455                 9,543                10,052
                      9,515                 9,662                10,075
8/31/00              10,099                10,200                10,075
                     10,416                10,293                10,128
                     11,000                10,547                10,145
11/30/00             10,693                10,155                10,151
                     11,698                10,664                10,145
                     11,947                10,705                10,209
2/28/01              11,887                10,407                10,249
                     11,877                10,040                10,273
                     12,425                10,532                10,314
5/31/01              12,893                10,769                10,361
                     12,564                10,529                10,378
                     12,614                10,507                10,349
8/31/01              12,295                10,086                10,349
                     11,548                 9,376                10,396
                     11,528                 9,295                10,360
11/30/01             12,106                 9,835                10,343
                     12,484                10,068                10,302
                     12,293                 9,990                10,326
2/28/02              12,333                10,006                10,367
                     12,705                10,479                10,425
                     12,514                10,120                10,484
5/31/02              12,655                10,170                10,484
                     11,840                 9,587                10,490
                     10,814                 8,695                10,502
8/31/02              10,905                 8,761                10,536
                      9,567                 7,787                10,554
10/31/02             10,452                 8,364                10,572


AVERAGE ANNUAL TOTAL RETURN

CLASS C                 10/31/02
--------------------------------

1-Year                   -11.15%

Since Inception (6/1/00)  +1.85%



5. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization-weighted and measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Past performance does not guarantee future results.

FRANKLIN MICROCAP VALUE FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN MICROCAP VALUE FUND SEEKS HIGH TOTAL RETURN BY INVESTING AT LEAST 80% OF NET ASSETS IN SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS UNDER $300 MILLION AT THE TIME OF PURCHASE, AND WHICH WE BELIEVE ARE UNDERVALUED IN THE MARKETPLACE.
--------------------------------------------------------------------------------


This annual report for Franklin MicroCap Value Fund covers the fiscal year ended October 31, 2002. The Fund's Class A shares' cumulative total return was +2.77 for the 12 months ended October 31, 2002, as shown in the Performance Summary beginning on page 31. The benchmark Russell 2000 Value Index returned -2.53% for the same period.1 We are mildly disappointed with this result, since our goal is to deliver attractive total returns with less-than-commensurate risk in all years. We note that the benchmark's return at the April 30, 2002, midyear mark was nearly 10 points ahead of our Fund's.

Although we do not consider the composition of the benchmark or any other index in managing our investments, we are forced to recognize that the relative performance of our small-cap value "style box" can affect our cash flow. Market timing

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 57.

investment advisers will use funds like ours as sector substitutes. The result can be heavy cash inflows or outflows that complicate our investment process to the detriment of longer-term investors, for whom we believe our approach is best suited.

Early in the Fund's fiscal year, Franklin MicroCap Value Fund experienced strong cash inflows. We closed the Fund to new investors on January 29, 2002, having reached $300 million in total net assets, up from $96 million at fiscal year-end 2000. Subsequently, the third calendar quarter of 2002 was the first time since the fourth quarter of 1999 when small-cap value as represented by the Russell 2000 Value Index fared worse than all three major indexes -- the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Index and the Nasdaq Composite Index.2

Despite our Fund's excellent relative performance, which has been widely noted in the business press, we experienced net withdrawals of $60 million in July through October. We know that market timers directed a large part of these withdrawals. The outflows compromised our ability to take advantage of new opportunities, and led us to accelerate realization of gains on some positions. The Fund's assets declined below $250 million at the end of the year under review, and our Board of Trustees voted to open the Fund on November 1, 2002, to select retirement plans. Cash flows from retirement plans tend to be stable, long-term and not timing-oriented. All existing shareholders remain free to add to or redeem from their accounts.

2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

In past years, takeover activity has been an important source of Fund performance and liquidity. In fiscal year 2000 we had eleven takeovers, last year there were four, and this year only three: Garan, Suburban Lodges and Maynard Oil. Tight credit may be discouraging potential acquirers from mounting takeovers, and debt rating agencies are more hawkish since Enron's and WorldCom's bankruptcies. In addition, strategic acquisitions usually target significant cost savings. We think that in the current environment, which is characterized by uncertain growth and deflationary pressures, managements are unwilling to risk their own balance sheets to acquire hard assets. They are likely to wait until they see that a sustained upturn is at hand to help increase asset utilization. We would expect the pace of takeovers to pick up in our Fund once the economy strengthens.

Depleted pension assets also discouraged acquisitions. Companies sponsoring defined benefit programs may find that their obligations keep growing even when the assets set aside to fund them shrink. The accounting for such obligations was designed to delay recognizing investment results that differ from long-term historical averages. Now, after a succession of below- average years, significant pension liabilities are weighing down balance sheets, making target companies less attractive to buy and would-be buyers less able to act.

We initiated several positions during the Fund's fiscal year, among them Invivo, Exponent, Printronix, Baldwin & Lyons, Brown Shoe, Cavalier Homes, Gibraltar Steel, RemedyTemp, Flexsteel Industries, Smith Investment, Garden Fresh Restaurant, Nam Tai Electronics, Duckwall-ALCO Stores and Wilshire Financial Services Group.

Portfolio Breakdown
Franklin MicroCap Value Fund
Based on Total Net Assets

10/31/02

Consumer Non-Durables      13.3%

Producer Manufacturing     13.1%

Transportation              9.2%

Retail Trade                8.7%

Property-Casualty Insurance 6.7%

Industrial Services         6.6%

Process Industries          5.8%

Consumer Durables           5.7%

Savings Banks               5.5%

Non-Energy Minerals         4.5%

Utilities                   3.0%

Commercial Services         2.9%

Electronic Technology       2.6%

Real Estate Development     1.7%

Health Technology           1.6%

Communications              1.4%

Other                       2.7%

Short-Term Investments &
Other Net Assets            5.0%

When we begin accumulating shares in a company, we have in mind a "target" price-to-book level where we think the shares should trade at an unspecified future date. The target is tentative, influenced by past trading history. We get to know a company better the longer we own it, so the target is subject to change. Cash availability plays a role. A cash shortage or abundant opportunity elsewhere will trigger profit taking. Alternatively, surplus cash may lead us to stay with positions where the operating performance exceeds our initial expectations. The net cash flows mentioned earlier led us to realize profits in Hovnanian Enterprises and Tractor Supply sooner than we might have otherwise. We also took losses where appropriate.

For many investors, the term "micro cap" conjures up images of start-ups or early stage companies. In fact, we follow the same conservative guidelines as Franklin Balance Sheet Investment Fund. We look for well-established companies -- at period-end we owned a few that are more than 100 years old -- and we want them to be run on a solid financial footing by managements who keep shareholders' interests in mind. We like micro-cap companies because we believe they exist below Wall Street's radar, where we may be able to exploit the market's inefficiencies to our shareholders' benefit. We aim to buy stocks at a very low price-to-book value, often at discounts to a company's tangible assets, and frequently at very low price-to-earnings ratios.


WHAT IS BOOK VALUE?

BOOK VALUE IS A COMPANY'S WORTH BASED ON THE VALUE OF ITS ASSETS MINUS ITS LIABILITIES AS THEY ARE STATED ON ITS BALANCE SHEET.

TOP 10 EQUITY HOLDINGS
Franklin MicroCap Value Fund
10/31/02

COMPANY            % OF TOTAL
SECTOR/INDUSTRY    NET ASSETS
-----------------------------

Commonwealth
Industries Inc.          2.7%
NON-ENERGY MINERALS

Haggar Corp.             2.7%
CONSUMER NON-DURABLES

Delta Apparel Inc.       2.6%
CONSUMER NON-DURABLES

Layne Christensen Co.    2.6%
INDUSTRIAL SERVICES

Stelmar Shipping Ltd.
(Greece)                 2.5%
TRANSPORTATION

American Pacific Corp.   2.4%
PROCESS INDUSTRIES

Seneca Foods Corp.       2.4%
CONSUMER NON-DURABLES

GA Financial Inc.        2.3%
SAVINGS BANKS

Standard Commercial Corp.2.2%
CONSUMER NON-DURABLES

Gibraltar Steel Corp.    2.2%
PRODUCER MANUFACTURING

Our approach is entirely company specific and based on bottom-up, fundamental analysis. We do not try to guess big picture trends, or take any particular care with sector or industry weightings. What does matter is our ability to see each company's value grow over time. We assume when we buy a given stock that we may still own it in three, four or five years. The Fund's turnover tends to be quite low, and was 28.35% during this 12-month reporting period. We avoid companies with too much debt, as we want to be sure the company has the financial strength to work through any immediate problems or those that may come in the future. The reality is that when a small company begins having difficulties, its resources can be exhausted quickly, and the stock's liquidity can disappear rapidly and permanently.

The build-up of value over time, as reflected in book value growth, is central to our investment approach. Hypothetically, we buy at 80% of book value, which grows 20% over four years, and by then the stock might trade at 1.5 times book value, still well below the broader market's average price-to-book value. In this illustration, our gain would be 125% over four years. Hovnanian Enterprises offers an actual example. Our involvement began with Washington Homes, which we started to buy in the third quarter of 1996 at around 60% of book value. In 2001, Hovnanian acquired Washington Homes, and we received Hovnanian shares in the deal. By then Washington's book value had grown by 32%. In part because of the Washington Homes acquisition, Hovnanian has been a stellar performer, and we sold all our shares in the summer of 2002. It is not feasible to put a single return number on our Washington Homes investment, since we realized profits at several different points. However, the stock we sold in fiscal year 2002 had a total return of around 825%.

Sometimes we do not have to wait long for gains. We started buying Tractor Supply in early 2001 at around 80% of book value. Tractor Supply, which started in 1938 as a mail-order tractor parts supplier, operates a chain of farm supply stores that caters chiefly to suburban and rural households. We were fortunate to get involved when the company was correcting some operating problems. In a short time, earnings improved dramatically, and a subsequent wholesale acquisition of store locations from a bankrupt competitor accelerated growth further. In the 17 months we owned Tractor Supply, its book value grew 25%, and we sold our position at an average 2.4 times book value, for a total return of 258%.

One way we believe our approach is different from that of other value-style managers is that we do not try to identify a catalyst that will make a stock perform. In our experience, our best gains often have come at unexpected times and for unpredictable reasons. Realistically, whatever catalyst we see is seen by others, and is probably priced into the stock already. Instead, we let the valuation be the catalyst. We are more concerned with identifying factors that might keep value suppressed. Examples would be a management incentive structure that is counterproductive, or a controlling block of stock that might resist a takeover. Once satisfied on these points, we will buy carefully and let nature take its course.

We expect to make money in one of three ways. First, the market may come around to our view of a company's value, and the stock appreciates. Second, the stock remains inexpensive, inviting a strategic or financial buyer to come calling with a takeover offer. Third, the stock remains inexpensive, but the book value increases each year, and the market price gradually moves with it. We are content to hold such positions indefinitely.

Sometimes we get the best of all worlds -- several years of value creation culminating in a takeover, as was the case with Garan. We started buying Garan in early 1996 and accumulated shares at around 87% of book value, on average, over a year's time. Garan makes various lines of clothing, but is best known for Garanimals children's wear. Despite operating in a difficult business, management increased earnings from $1.36 in 1996 to $5.66 for the last 12 months reported. Book value increased 58% while we owned it, even after dividends that cumulatively equaled 60% of our average cost. In July, Garan agreed to be purchased by Berkshire Hathaway for slightly over twice book value. At the time of sale our cost was under three times earnings. Our total return was 334% over six years.

Other sales this fiscal year were Atrion, Ultrak, SPACEHAB, Cornell Companies, Maynard Oil, PAULA Financial, Suburban Lodges, West Marine, TransFinancial Holdings, Community Trust Bancorp and First National of Nebraska. We sold them for various reasons, in large part to meet redemptions.

We look forward to the challenges and opportunities in the year ahead, believing as we do that there are other Hovnanians, Tractor Supplies and Garans waiting for us to find them. You may be sure that we will continue to apply our investment strategy with caution and patience.

-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FRANKLIN MICROCAP
VALUE FUND


-------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.
-------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/02  10/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.56         $24.09    $24.65
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.0836
Short-Term Capital Gain        $0.1378
Long-Term Capital Gain         $1.0065
                               -------
      Total                    $1.2279


PERFORMANCE


                                                           INCEPTION
CLASS A                                1-YEAR    5-YEAR   (12/12/95)
--------------------------------------------------------------------
Cumulative Total Return 1              +2.77%   +36.41%     +127.91%
Average Annual Total Return 2          -3.13%    +5.15%      +11.73%
Value of $10,000 Investment 3          $9,687   $12,857      $21,474
Avg. Ann. Total Return (9/30/02) 4     +0.12%    +4.94%      +11.88%

Franklin MicroCap Value Fund paid distributions derived from long-term capital gains of $1.0065 per share in December 2001. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).

-------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

[GRAPHIC OMITTED]
EDGAR RERPRESENTATION OF PLOTS FOLLOW:
CLASS A (12/12/95-10/31/02)

         Franklin Micro Cap Value   Russell 2000
            Fund - Class A          Value Index 5             CPI 5
12/12/95        $ 9,422               $10,000               $10,000
                  9,560                10,190                 9,996
                  9,585                10,257                10,055
                  9,856                10,418                10,087
                 10,629                10,637                10,140
                 11,139                10,927                10,179
                 11,429                11,204                10,198
                 11,416                11,072                10,205
                 11,082                10,483                10,224
                 11,246                10,938                10,243
                 11,499                11,236                10,276
                 11,657                11,367                10,309
                 12,042                11,978                10,329
                 12,152                12,367                10,329
                 12,515                12,558                10,362
2/28/97          12,735                12,677                10,394
                 12,489                12,337                10,420
                 12,204                12,519                10,432
                 12,917                13,515                10,426
                 13,571                14,199                10,439
                 14,070                14,796                10,451
                 14,466                15,031                10,471
                 15,885                16,030                10,497
                 15,742                15,594                10,523
                 15,619                15,766                10,517
                 15,520                16,300                10,504
                 15,375                16,005                10,524
                 16,066                16,974                10,544
                 16,917                17,663                10,564
                 17,712                17,749                10,583
5/31/98          17,449                17,121                10,603
                 16,979                17,025                10,615
                 16,336                15,692                10,628
                 13,881                13,235                10,641
                 13,853                13,982                10,653
                 14,019                14,398                10,679
                 14,413                14,788                10,679
                 14,471                15,252                10,673
                 14,598                14,906                10,698
                 13,879                13,888                10,711
                 13,392                13,774                10,743
                 14,179                15,032                10,822
                 14,891                15,493                10,822
                 15,220                16,054                10,822
                 15,415                15,673                10,854
8/31/99          15,056                15,100                10,880
                 14,014                14,798                10,932
                 13,797                14,502                10,952
                 13,936                14,577                10,959
                 13,895                15,025                10,959
                 14,417                14,633                10,992
                 14,637                15,527                11,056
                 14,751                15,600                11,147
                 14,213                15,692                11,154
                 14,286                15,452                11,167
                 14,816                15,903                11,225
                 14,995                16,432                11,251
                 15,908                17,167                11,251
                 15,867                17,069                11,310
                 15,387                17,008                11,329
11/30/00         15,118                16,661                11,336
                 15,572                18,450                11,329
                 16,987                18,959                11,400
                 17,411                18,933                11,446
                 18,132                18,630                11,472
                 19,030                19,492                11,518
                 20,768                19,993                11,570
                 20,938                20,797                11,589
                 21,429                20,331                11,557
                 21,489                20,260                11,557
                 20,200                18,023                11,609
                 20,895                18,494                11,570
                 20,946                19,823                11,550
                 21,999                21,036                11,505
                 22,614                21,316                11,531
2/28/02          22,748                21,446                11,577
                 23,996                23,053                11,642
                 25,048                23,864                11,707
                 25,360                23,074                11,707
                 25,155                22,564                11,714
                 22,766                19,211                11,727
                 22,632                19,127                11,766
                 21,456                17,761                11,786
10/31/02         21,474                18,027                11,806

AVERAGE ANNUAL TOTAL RETURN

CLASS A                  10/31/02
---------------------------------

1-Year                     -3.13%

5-Year                     +5.15%

Since Inception (12/12/95)+11.73%



5. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


Past performance does not guarantee future results.

FRANKLIN SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN SMALL CAP VALUE FUND (FORMERLY FRANKLIN VALUE FUND) SEEKS LONG-TERM TOTAL RETURN BY INVESTING AT LEAST 80% OF NET ASSETS IN THE SECURITIES OF SMALL CAPITALIZATION COMPANIES THAT WE BELIEVE ARE UNDERVALUED. SMALL CAPITALIZATION COMPANIES ARE THOSE WITH MARKET CAPITALIZATIONS LESS THAN $2.5 BILLION AT THE TIME OF PURCHASE.
--------------------------------------------------------------------------------


This annual report for Franklin Small Cap Value Fund covers the fiscal year ended October 31, 2002. The Fund seeks small-cap securities that we believe are undervalued by the market. In addition to value criteria such as low price-to-book value, earnings or cash flow, we also consider other types of value measures, including understated assets such as land or intangibles, patents and distribution systems. Another focus of the portfolio could be "fallen angels" -- former growth companies that have suffered short-term, sharp price declines, but that we believe still have good long-term prospects.

The 12 months under review was a trying time for all investors, including those who held small-cap value securities. During the fiscal year ended October 31, 2002, the broad Standard & Poor's 500 Composite Index (S&P 500) fell 15.10%, and the

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 65.

technology heavy Nasdaq Composite Index (Nasdaq) lost 20.92%.1 Within this environment, Franklin Small Cap Value Fund - Class A had a -1.41% cumulative total return for the fiscal year ended October 31, 2002, as shown in the Performance Summary beginning on page 36. By comparison, the Fund's benchmark, the Russell 2000 Value Index, fell 2.53% during the same time.2 Although the positive performance of small-cap value stocks during the first half of the reporting period reversed during the second half, we were delighted with the abundance of small-cap value opportunities available because of the downturn and continue to believe that investors at some point will return to these undervalued securities.

We found attractive values in the depressed finance sector with fundamentally sound bank holding companies such as 1st Source, First Indiana, and Hancock Holding, a multi-bank holding company of community oriented banks offering commercial, consumer and mortgage loans. In the insurance area, we added IPC Holdings, a property/catastrophe reinsurance company, and Arthur J. Gallagher & Co., a provider of insurance brokerage, risk management and employee benefit services. We found other opportunities that presented attractive valuations during the year in the energy sector. We initiated positions in Pioneer Natural Resources, an oil and gas exploration and production company, and Holly Corp., a refiner and transporter of petroleum products. Although the energy sector provided many bargains during the period, it also contributed to the Fund's negative performance. However, as many

PORTFOLIO BREAKDOWN
FRANKLIN SMALL CAP VALUE FUND
BASED ON TOTAL NET ASSETS
10/31/02

Producer Manufacturing           20.8%

Transportation                    9.9%

Energy Minerals                   8.3%

Industrial Services               7.3%

Consumer Non-Durables             6.7%

Process Industries                6.6%

Consumer Durables                 6.4%

Financial Conglomerates           5.6%

Electronic Technology             5.2%

Finance                           4.6%

Retail Trade                      4.5%

Non-Energy Minerals               3.0%

Technology Services               1.9%

Consumer Services                 1.6%

Other                             4.2%

Short-Term Investments &
Other Net Assets                  3.4%


1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

2. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

consumers seek alternative energy sources, we believe these stocks should perform well over the long term. During the period, we liquidated insignificant holdings that would have minimal impact on the portfolio and several positions where we felt the fundamentals deteriorated.

Two major, positive contributors during the reporting period were Brown Shoe Company and Dillards. Brown Shoe, a 124-year-old operator of retail shoe stores in the U.S. and Canada, is famous for its "Buster Brown" children's brand. Cost-cutting initiatives launched in 2001 resulted in the company's improved performance. Recently selling at 9 times 2003 earnings estimates and 1.2 times book value, we believe Brown Shoe remains a solid value. Dillards, which operates retail department stores in the southwest, southeast and midwest, has more than 10 years of consistent book value growth, yet was recently selling below book value. Recent strategies to enhance its private-label businesses and tighten its inventory control helped Dillards expand operating margins and increase earnings.

Going forward, we will continue to stay the course and follow our value investment philosophy. Patience is an essential ingredient for success in value investing, and we remain confident that our value investment approach will succeed over the long term. We believe Franklin Small Cap Value Fund will continue providing shareholders with a portfolio of well-managed, financially sound companies offering the potential for solid earnings growth and stock price appreciation over the long term.

TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund
10/31/02

COMPANY            % OF TOTAL
SECTOR/INDUSTRY    NET ASSETS
-----------------------------

Avocent Corp.            2.8%
ELECTRONIC TECHNOLOGY

Russ Berrie & Co. Inc.   2.5%
CONSUMER DURABLES

Mettler-Toledo
International Inc.
(Switzerland)            2.1%
PRODUCER MANUFACTURING

Peabody Energy Corp.     2.1%
ENERGY MINERALS

Roper Industries Inc.    2.0%
PRODUCER MANUFACTURING

Bunge Ltd.               2.0%
PROCESS INDUSTRIES

Graco Inc.               1.9%
PRODUCER MANUFACTURING

Reliance Steel &
Aluminum Co.             1.9%
NON-ENERGY MINERALS

York International Corp. 1.8%
PRODUCER MANUFACTURING

RPM International Inc.   1.8%
PROCESS INDUSTRIES

-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

FRANKLIN SMALL CAP
VALUE FUND

PERFORMANCE SUMMARY AS OF 10/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge,
but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/02  10/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.34         $22.15    $22.49
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.0268

CLASS B                        CHANGE        10/31/02  10/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.46         $21.67    $22.13

CLASS C                        CHANGE        10/31/02  10/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.44         $21.46    $21.90

CLASS R                        CHANGE        10/31/02   8/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.20         $22.14    $23.34

ADVISOR CLASS                  CHANGE        10/31/02  10/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.29         $22.53    $22.82
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.0541

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +23.21% and +3.64%.

PERFORMANCE

                                                       INCEPTION
CLASS A                               1-YEAR   5-YEAR  (3/11/96)
----------------------------------------------------------------
Cumulative Total Return 1             -1.41%   -8.63%    +54.49%
Average Annual Total Return 2         -7.07%   -2.95%     +5.82%
Value of $10,000 Investment 3         $9,293   $8,610    $14,556
Avg. Ann. Total Return (9/30/02) 4    -4.56%   -4.73%     +5.10%

                                                        INCEPTION
CLASS B                                1-YEAR   3-YEAR   (1/1/99)
-----------------------------------------------------------------
Cumulative Total Return 1              -2.08%   +26.15%   +18.23%
Average Annual Total Return 2          -6.00%    +7.19%    +3.77%
Value of $10,000 Investment 3          $9,400   $12,315   $11,523
Avg. Ann. Total Return (9/30/02) 4     -3.42%    +5.17%    +2.48%

                                                       INCEPTION
CLASS C                               1-YEAR   5-YEAR   (9/3/96)
----------------------------------------------------------------
Cumulative Total Return 1              -2.01%  -11.52%   +36.15%
Average Annual Total Return 2          -3.95%   -2.62%    +4.97%
Value of $10,000 Investment 3          $9,605   $8,759   $13,483
Avg. Ann. Total Return (9/30/02) 4     -1.43%   -4.41%    +4.20%

                                                       INCEPTION
CLASS R                                                 (8/1/02)
----------------------------------------------------------------
Cumulative Total Return 1                                 -5.14%
Aggregate Total Return 5                                  -6.09%
Value of $10,000 Investment 3                             $9,391
Aggregate Total Return (9/30/02) 4,5                     -10.63%

                                                        INCEPTION
ADVISOR CLASS 6                        1-YEAR   5-YEAR  (3/11/96)
-----------------------------------------------------------------
Cumulative Total Return 1              -1.07%   -6.90%    +59.16%
Average Annual Total Return 2          -1.07%   -1.42%     +7.25%
Value of $10,000 Investment 3          $9,893   $9,310    $15,916
Avg. Ann. Total Return (9/30/02) 4     +1.58%   -3.24%     +6.54%

Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CPI, CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

[GRAPHIC OMITTED}
EDGAR RERPRESENTATION OF PLOTS FOLLOW:
CLASS A (3/11/96-10/31/02)
           Franklin Small Cap  Russell 2000
               Value Fund      Value Index 7          CPI 7
3/11/96         $ 9,422           $10,000           $10,000
                  9,541            10,135            10,034
                 10,025            10,412            10,073
                 10,295            10,675            10,092
                 10,088            10,549            10,098
                  9,717             9,988            10,118
                 10,308            10,421            10,137
                 10,629            10,706            10,169
                 10,806            10,830            10,202
                 11,581            11,413            10,221
                 12,171            11,784            10,221
                 12,680            11,965            10,254
                 12,757            12,079            10,286
                 12,298            11,755            10,311
4/30/97          12,182            11,928            10,324
                 13,317            12,877            10,317
                 14,163            13,529            10,330
                 15,215            14,097            10,342
                 15,673            14,321            10,362
                 16,641            15,274            10,388
                 15,931            14,858            10,414
                 15,764            15,022            10,408
                 15,746            15,531            10,395
                 15,485            15,250            10,415
                 16,196            16,172            10,435
                 16,756            16,829            10,454
                 16,697            16,911            10,473
                 15,635            16,313            10,492
6/30/98          14,899            16,221            10,505
                 13,310            14,951            10,517
                 10,906            12,610            10,530
                 11,127            13,322            10,543
                 11,713            13,718            10,568
                 11,818            14,090            10,568
                 12,006            14,532            10,561
                 11,868            14,202            10,587
                 10,722            13,232            10,600
                 10,820            13,124            10,631
                 11,901            14,322            10,709
                 12,294            14,762            10,709
                 12,995            15,296            10,709
                 12,654            14,934            10,741
8/31/99          12,183            14,387            10,767
                 11,390            14,099            10,819
                 11,318            13,817            10,838
                 11,423            13,889            10,845
                 11,907            14,316            10,845
                 10,932            13,942            10,877
                 11,187            14,794            10,941
                 12,176            14,863            11,031
                 12,438            14,951            11,038
                 12,752            14,722            11,051
                 12,412            15,152            11,108
                 12,549            15,657            11,134
                 13,473            16,357            11,134
                 13,427            16,263            11,192
10/31/00         13,663            16,205            11,211
                 13,263            15,874            11,217
                 14,553            17,579            11,211
                 15,353            18,064            11,281
                 15,660            18,039            11,326
                 15,535            17,750            11,353
                 16,565            18,572            11,398
                 17,096            19,049            11,449
                 16,615            19,815            11,469
                 16,359            19,371            11,437
                 16,129            19,304            11,437
                 13,681            17,172            11,488
                 14,764            17,621            11,449
                 15,611            18,888            11,430
12/31/01         16,754            20,044            11,385
                 16,616            20,310            11,411
                 17,220            20,434            11,457
                 18,644            21,965            11,521
                 19,123            22,738            11,585
                 18,650            21,985            11,585
                 17,927            21,499            11,592
                 15,424            18,304            11,605
                 15,371            18,224            11,643
                 13,853            16,923            11,663
10/31/02         14,556            17,177            11,683


AVERAGE ANNUAL TOTAL RETURN

CLASS A                 10/31/02
--------------------------------

1-Year                    -7.07%

5-Year                    -2.95%

Since Inception (3/11/96) +5.82%




[GRAPHIC OMITTED}
EDGAR RERPRESENTATION OF PLOTS FOLLOW:
Class B (1/1/99-10/31/02)
             Franklin Small Cap        Russell 2000
                 Value Fund            Value Index 7              CPI 7
1/1/99              $10,000               $10,000               $10,000
                      9,880                 9,773                10,024
                      8,925                 9,106                10,036
                      9,007                 9,031                10,066
                      9,891                 9,855                10,140
                     10,213                10,158                10,140
6/30/99              10,786                10,526                10,140
                     10,502                10,276                10,170
                     10,098                 9,900                10,194
                      9,438                 9,702                10,243
                      9,373                 9,508                10,262
                      9,454                 9,557                10,268
12/31/99              9,853                 9,851                10,268
                      9,040                 9,594                10,299
                      9,247                10,180                10,360
                     10,060                10,228                10,444
                     10,262                10,288                10,451
                     10,524                10,131                10,463
6/30/00              10,235                10,427                10,518
                     10,344                10,774                10,542
                     11,097                11,255                10,542
                     11,053                11,191                10,597
                     11,244                11,151                10,615
                     10,911                10,923                10,621
12/31/00             11,969                12,097                10,615
                     12,619                12,430                10,682
                     12,859                12,413                10,724
                     12,751                12,214                10,749
                     13,591                12,780                10,792
                     14,017                13,108                10,841
6/30/01              13,613                13,635                10,859
                     13,400                13,330                10,829
                     13,204                13,283                10,829
                     11,196                11,817                10,877
                     12,074                12,125                10,840
                     12,762                12,997                10,822
12/31/01             13,684                13,792                10,780
                     13,564                13,976                10,804
                     14,049                14,061                10,848
                     15,206                15,114                10,908
                     15,588                15,646                10,970
                     15,195                15,128                10,970
6/30/02              14,600                14,794                10,976
                     12,549                12,596                10,988
                     12,500                12,540                11,024
                     11,261                11,645                11,043
10/31/02             11,523                11,820                11,062


AVERAGE ANNUAL TOTAL RETURN

CLASS B                 10/31/02
--------------------------------

1-Year                    -6.00%

3-Year                    +7.19%

Since Inception (1/1/99)  +3.77%


Past performance does not guarantee future results.



                                                     PERFORMANCE SUMMARY (CONT.)

[GRAPHIC OMITTED}
EDGAR RERPRESENTATION OF PLOTS FOLLOW:
CLASS C (9/3/96-10/31/02)

           Franklin Small Cap      Russell 2000
              Value Fund           Value Index 7             CPI 7
9/3/96          $ 9,903               $10,000               $10,000
                 10,241                10,273                10,032
                 10,405                10,392                10,064
                 11,146                10,951                10,083
                 11,695                11,307                10,083
                 12,185                11,481                10,115
                 12,247                11,590                10,147
                 11,801                11,280                10,172
                 11,683                11,446                10,184
                 12,767                12,357                10,178
                 13,572                12,982                10,191
                 14,570                13,527                10,203
                 15,003                13,742                10,222
9/30/97          15,920                14,656                10,248
                 15,239                14,257                10,273
                 15,065                14,414                10,267
                 15,041                14,903                10,255
                 14,791                14,633                10,274
                 15,460                15,518                10,294
                 15,985                16,149                10,313
                 15,922                16,228                10,332
                 14,897                15,653                10,351
                 14,191                15,566                10,363
                 12,673                14,347                10,375
                 10,373                12,100                10,388
                 10,586                12,784                10,400
10/31/98         11,135                13,163                10,425
                 11,229                13,520                10,425
                 11,403                13,945                10,419
                 11,265                13,628                10,444
                 10,172                12,697                10,457
                 10,260                12,593                10,488
                 11,278                13,743                10,565
                 11,642                14,165                10,565
                 12,302                14,678                10,565
                 11,975                14,330                10,596
                 11,516                13,805                10,622
                 10,762                13,529                10,673
                 10,687                13,259                10,692
11/30/99         10,781                13,328                10,698
                 11,227                13,737                10,698
                 10,304                13,378                10,730
                 10,536                14,196                10,794
                 11,466                14,262                10,882
                 11,705                14,346                10,889
                 12,000                14,127                10,902
                 11,667                14,539                10,958
                 11,793                15,024                10,984
                 12,654                15,695                10,984
                 12,603                15,606                11,041
                 12,817                15,550                11,060
                 12,440                15,232                11,066
12/31/00         13,646                16,868                11,060
                 14,388                17,334                11,129
                 14,664                17,310                11,174
                 14,538                17,033                11,199
                 15,493                17,821                11,244
                 15,977                18,279                11,295
                 15,525                19,014                11,314
                 15,280                18,588                11,282
                 15,054                18,523                11,282
                 12,760                16,478                11,333
                 13,759                16,908                11,295
                 14,545                18,124                11,275
                 15,594                19,233                11,231
1/31/02          15,462                19,489                11,257
                 16,015                19,608                11,302
                 17,334                21,076                11,366
                 17,768                21,818                11,429
                 17,315                21,096                11,429
                 16,643                20,630                11,436
                 14,306                17,564                11,449
                 14,256                17,487                11,486
                 12,836                16,238                11,506
10/31/02         13,483                16,482                11,525

AVERAGE ANNUAL TOTAL RETURN

CLASS C                 10/31/02
--------------------------------

1-Year                    -3.95%

5-Year                    -2.62%

Since Inception (9/3/96)  +4.97%



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS 6         10/31/02
--------------------------------

1-Year                    -1.07%

5-Year                    -1.42%

Since Inception (9/3/96)  +7.25%

[GRAPHIC OMITTED}
EDGAR RERPRESENTATION OF PLOTS FOLLOW:
Advisor Class 6 (3/11/96-10/31/02)

          Franklin Small Cap       Russell 2000
              Value Fund           Value Index 7             CPI 7
3/11/96         $10,000               $10,000               $10,000
                 10,127                10,135                10,034
                 10,640                10,412                10,073
                 10,927                10,675                10,092
                 10,707                10,549                10,098
                 10,312                 9,988                10,118
                 10,940                10,421                10,137
                 11,281                10,706                10,169
                 11,469                10,830                10,202
                 12,291                11,413                10,221
                 12,918                11,784                10,221
                 13,464                11,965                10,254
                 13,546                12,079                10,286
                 13,063                11,755                10,311
4/30/97          12,940                11,928                10,324
                 14,152                12,877                10,317
                 15,053                13,529                10,330
                 16,185                14,097                10,342
                 16,679                14,321                10,362
                 17,716                15,274                10,388
                 16,961                14,858                10,414
                 16,789                15,022                10,408
                 16,775                15,531                10,395
                 16,512                15,250                10,415
                 17,267                16,172                10,435
                 17,870                16,829                10,454
                 17,814                16,911                10,473
                 16,685                16,313                10,492
6/30/98          15,902                16,221                10,505
                 14,211                14,951                10,517
                 11,654                12,610                10,530
                 11,897                13,322                10,543
                 12,521                13,718                10,568
                 12,638                14,090                10,568
                 12,845                14,532                10,561
                 12,699                14,202                10,587
                 11,480                13,232                10,600
                 11,591                13,124                10,631
                 12,755                14,322                10,709
                 13,173                14,762                10,709
                 13,932                15,296                10,709
                 13,570                14,934                10,741
8/31/99          13,061                14,387                10,767
                 12,218                14,099                10,819
                 12,149                13,817                10,838
                 12,267                13,889                10,845
                 12,790                14,316                10,845
                 11,745                13,942                10,877
                 12,023                14,794                10,941
                 13,089                14,863                11,031
                 13,375                14,951                11,038
                 13,723                14,722                11,051
                 13,354                15,152                11,108
                 13,507                15,657                11,134
                 14,503                16,357                11,134
                 14,461                16,263                11,192
10/31/00         14,719                16,205                11,211
                 14,294                15,874                11,217
                 15,696                17,579                11,211
                 16,560                18,064                11,281
                 16,888                18,039                11,326
                 16,761                17,750                11,353
                 17,878                18,572                11,398
                 18,458                19,049                11,449
                 17,939                19,815                11,469
                 17,673                19,371                11,437
                 17,429                19,304                11,437
                 14,792                17,172                11,488
                 15,960                17,621                11,449
                 16,883                18,888                11,430
12/31/01         18,118                20,044                11,385
                 17,978                20,310                11,411
                 18,636                20,434                11,457
                 20,184                21,965                11,521
                 20,710                22,738                11,585
                 20,205                21,985                11,585
                 19,427                21,499                11,592
                 16,715                18,304                11,605
                 16,666                18,224                11,643
                 15,026                16,923                11,663
10/31/02         15,916                17,177                11,683


7. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Past performance does not guarantee future results.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                              CLASS A
                                                          ----------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                          ----------------------------------------------------------
                                                               2002         2001        2000       1999       1998
                                                          ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $37.21       $34.83      $29.96     $31.86      $35.22
                                                          ----------------------------------------------------------
Income from investment operations:
 Net investment income a ...............................        .25          .77         .31        .37         .50
 Net realized and unrealized gains (losses) ............        .87         2.95        5.15       (.68)      (1.55)
                                                          ----------------------------------------------------------
Total from investment operations .......................       1.12         3.72        5.46       (.31)      (1.05)
                                                          ----------------------------------------------------------
Less distributions from:
 Net investment income .................................       (.15)        (.73)       (.31)      (.43)       (.51)
 Net realized gains ....................................      (1.17)        (.61)       (.28)     (1.16)      (1.80)
                                                          ----------------------------------------------------------
Total distributions ....................................      (1.32)       (1.34)       (.59)     (1.59)      (2.31)
                                                          ----------------------------------------------------------
Net asset value, end of year ...........................     $37.01       $37.21      $34.83     $29.96      $31.86
                                                          ==========================================================

Total return b .........................................       2.85%      10.96%      18.47%     (1.04)%     (3.14)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................  $2,333,862  $1,491,457  $1,067,893  $1,165,779  $1,467,207
Ratios to average net assets:
 Expenses ..............................................        .92%        .96%       1.06%        .93%        .93%
 Net investment income .................................        .63%       2.14%       1.00%       1.19%       1.47%
Portfolio turnover rate ................................      10.59%      26.69%       8.69%      17.53%      11.81%



aBased on average shares outstanding effective year ended October 31, 1999.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)

                                                               CLASS B
                                                        ----------------------
                                                        YEAR ENDED OCTOBER 31,
                                                        ----------------------
                                                           2002          2001C
                                                         ---------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $37.04         $37.26
                                                         ---------------------
Income from investment operations:
 Net investment income (loss)a .......................     (.08)           .28
 Net realized and unrealized gains ...................      .91            .06
                                                         ---------------------
Total from investment operations .....................      .83            .34
                                                         ---------------------
Less distributions from:
 Net investment income ...............................     (.06)          (.56)
 Net realized gains ..................................    (1.17)            --
                                                         ---------------------
Total distributions ..................................    (1.23)          (.56)
                                                         ---------------------
Net asset value, end of year .........................   $36.64         $37.04
                                                         =====================

Total return b .......................................    2.08%           .91%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................  $89,241        $20,982
Ratios to average net assets:
 Expenses ............................................    1.67%          1.71%d
 Net investment income (loss) ........................   (.12)%           .73%d
Portfolio turnover rate ..............................   10.59%         26.69%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period March 1, 2001
 (effective date) to October 31, 2001.
dAnnualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)

                                                            CLASS C
                                                    ----------------------
                                                    YEAR ENDED OCTOBER 31,
                                                    ----------------------
                                                        2002         2001C
                                                    ----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............     $37.06       $37.26
                                                    ----------------------
Income from investment operations:
 Net investment income (loss)a ...................      (.08)          .33
 Net realized and unrealized gains ...............       .92           .02
                                                    ----------------------
Total from investment operations .................       .84           .35
                                                    ----------------------
Less distributions from:
 Net investment income ...........................      (.06)         (.55)
 Net realized gains ..............................     (1.17)           --
                                                    ----------------------
Total distributions ..............................     (1.23)         (.55)
                                                    ----------------------
Net asset value, end of year .....................    $36.67        $37.06
                                                    ======================

Total return b ...................................     2.10%          .94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................  $118,219       $29,920
Ratios to average net assets:
 Expenses ........................................     1.67%         1.71%d
 Net investment income (loss) ....................    (.12)%          .85%d
Portfolio turnover rate ..........................    10.59%        26.69%


aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period March 1, 2001 (effective date) to October 31, 2001.
dAnnualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)

                                                                  CLASS R
                                                             -----------------
                                                             OCTOBER 31, 2002C
                                                             -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................        $39.98
                                                             -----------------
Income from investment operations:

 Net investment incomea ....................................           .07
 Net realized and unrealized losses ........................         (3.07)
                                                             -----------------
Total from investment operations ...........................         (3.00)
                                                             -----------------
Less distributions from net investment income ..............          (.06)
                                                             -----------------
Net asset value, end of period .............................        $36.92
                                                             =================

Total return b ............................................         (7.53)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................         $7,754
Ratios to average net assets:
 Expenses ..................................................          1.17%d
 Net investment income .....................................           .38%d
Portfolio turnover rate ....................................         10.59%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 2002 (effective date) to October 31, 2002.
dAnnualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)

                                                        ADVISOR CLASS
                                                   ----------------------
                                                   YEAR ENDED OCTOBER 31,
                                                   ----------------------
                                                       2002         2001C
                                                   ----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............    $37.21        $37.26
                                                   ----------------------
Income from investment operations:
 Net investment incomea .........................       .31           .60
 Net realized and unrealized gains (losses) .....       .91          (.02)
                                                   ----------------------
Total from investment operations ................      1.22           .58
                                                   ----------------------
Less distributions from:
 Net investment income ..........................      (.20)         (.63)
 Net realized gains .............................     (1.17)           --
                                                   ----------------------
Total distributions .............................     (1.37)         (.63)
                                                   ----------------------
Net asset value, end of year ....................    $37.06        $37.21
                                                   ======================

Total return b ..................................     3.11%         1.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $15,193          $571
Ratios to average net assets:
 Expenses .......................................      .67%          .71%d
 Net investment income ..........................      .88%         1.55%d
Portfolio turnover rate .........................    10.59%        26.69%


aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cFor the period March 1, 2001 (effective date) to October 31, 2001.
dAnnualized

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002

  FRANKLIN BALANCE SHEET INVESTMENT FUND                                            SHARES        VALUE
---------------------------------------------------------------------------------------------------------
  CLOSED END MUTUAL FUNDS 1.6%
a Emerging Markets Telecommunications Fund Inc. ...............................     250,000 $   1,492,500
  H & Q Healthcare Investors Fund .............................................     150,000     2,205,000
  High Income Opportunity Fund ................................................     765,600     4,540,008
  John Hancock Bank & Thrift Opportunity Fund .................................   1,650,000    13,068,000
  Latin America Equity Fund Inc. ..............................................     222,015     2,164,646
  Managed High Income Portfolio Inc. ..........................................     695,800     4,007,808
  Mexico Fund (Mexico) ........................................................     625,000     9,112,500
  New Ireland Fund Inc. (Irish Republic) ......................................     135,000     1,170,450
  Petroleum & Resources Corp. .................................................     150,000     2,857,500
                                                                                            -------------
  TOTAL CLOSED END MUTUAL FUNDS (COST $48,566,694) ............................                40,618,412
                                                                                            -------------
  COMMON STOCKS 68.1%
  COMMERCIAL SERVICES 1.3%
  Kelly Services Inc., A ......................................................   1,450,000    34,307,000
                                                                                            -------------
  CONSUMER DURABLES 5.5%
  Clayton Homes Inc. ..........................................................   3,400,000    38,488,000
  D.R. Horton Inc. ............................................................   1,230,150    23,704,991
a Dixie Group Inc. ............................................................     370,000     1,291,300
  Hasbro Inc. .................................................................   1,800,000    18,396,000
  Lennar Corp. ................................................................     300,337    16,569,592
  M.D.C. Holdings Inc. ........................................................     363,000    13,627,020
  Pulte Homes Inc. ............................................................     650,000    29,848,000
                                                                                            -------------
                                                                                              141,924,903
                                                                                            -------------
  CONSUMER NON-DURABLES 2.0%
b DIMON Inc. ..................................................................   2,504,200    15,375,788
a Genesee Corp., B ............................................................     117,900     1,120,050
a,bTommy Hilfiger Corp. .......................................................   4,543,600    34,304,180
                                                                                            -------------
                                                                                               50,800,018
                                                                                            -------------
a CONSUMER SERVICES 2.0%
b Aztar Corp. .................................................................   3,000,000    40,530,000
b Champps Entertainment Inc. ..................................................     950,000    10,203,000
  Prime Hospitality Corp. .....................................................      50,000       404,000
                                                                                            -------------
                                                                                               51,137,000
                                                                                            -------------
  DISTRIBUTION SERVICES 1.4%
  Applied Industrial Technologies Inc. ........................................     500,000     8,700,000
a,bHandleman Co. ..............................................................   1,750,000    17,482,500
b Nash-Finch Co. ..............................................................     800,000     9,864,000
                                                                                            -------------
                                                                                               36,046,500
                                                                                            -------------
a ELECTRONIC TECHNOLOGY 2.1%
b ESCO Technologies Inc. ......................................................     669,000    24,351,600
  FSI International Inc. ......................................................     770,000     1,840,300
  Hutchinson Technology Inc. ..................................................     800,000    16,632,000
  Standard Microsystems Corp. .................................................     500,000     9,585,000
                                                                                            -------------
                                                                                               52,408,900
                                                                                            -------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)

  FRANKLIN BALANCE SHEET INVESTMENT FUND                                            SHARES        VALUE
---------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ENERGY MINERALS 1.5%
  Peabody Energy Corp. ........................................................   1,507,000 $  38,805,250
a FINANCE/RENTAL/LEASING 2.6%
  CIT Group Inc. ..............................................................   2,000,000    35,620,000
b Dollar Thrifty Automotive Group Inc. ........................................   1,705,700    31,691,906
                                                                                            -------------
                                                                                               67,311,906
                                                                                            -------------
a FINANCIAL CONGLOMERATES 1.9%
  Principal Financial Group Inc. ..............................................     734,200    20,594,310
  Prudential Financial Inc. ...................................................     975,000    28,470,000
                                                                                            -------------
                                                                                               49,064,310
                                                                                            -------------
  INDUSTRIAL SERVICES 2.0%
a Global Industries Ltd. ......................................................   1,200,000     4,800,000
b Kaneb Services LLC ..........................................................     997,500    18,503,625
a Offshore Logistics Inc. .....................................................     800,000    17,176,000
a Petroleum Helicopters Inc. ..................................................      77,500     2,229,675
a Petroleum Helicopters Inc., non-voting ......................................     152,000     4,180,000
a,b Xanser Corp. ..............................................................   2,986,700     4,151,513
                                                                                            -------------
                                                                                               51,040,813
                                                                                            -------------
  LIFE/HEALTH INSURANCE 7.4%
  American International Group Inc. ...........................................     173,700    10,864,935
  American National Insurance Co. .............................................     637,200    49,370,256
  Amerus Group Co. ............................................................     250,000     7,175,000
  FBL Financial Group Inc., A .................................................     615,783    12,623,551
  Kansas City Life Insurance Co. ..............................................     143,200     5,470,240
  Manulife Financial Corp. (Canada) ...........................................     500,000    10,775,000
  MetLife Inc. ................................................................     401,000     9,575,880
a National Western Life Insurance Co., A ......................................     150,000    13,810,500
  Presidential Life Corp. .....................................................     900,000    11,070,000
  StanCorp Financial Group Inc. ...............................................     535,000    28,890,000
  Unumprovident Corp. .........................................................   1,500,000    30,780,000
                                                                                            -------------
                                                                                              190,405,362
                                                                                            -------------
  NON-ENERGY MINERALS 2.5%
  Nucor Corp. .................................................................     200,000     8,428,000
  Reliance Steel & Aluminum Co. ...............................................   1,000,000    20,950,000
  Texas Industries Inc. .......................................................     358,700     8,698,475
  United States Steel Corp. ...................................................   2,100,000    26,985,000
                                                                                            -------------
                                                                                               65,061,475
                                                                                            -------------
  PROCESS INDUSTRIES 4.2%
  Bunge Ltd. ..................................................................   1,650,000    41,877,000
  Corn Products International Inc. ............................................   1,075,000    31,680,250
a,b Delta Woodside Industries Inc. ............................................     560,000     1,674,400
  J.G. Boswell Co. ............................................................      30,000     8,880,000
  Monsanto Co. ................................................................     800,000    13,224,000
  Polyone Corp. ...............................................................   1,271,100    10,168,800
                                                                                            -------------
                                                                                              107,504,450
                                                                                            -------------


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)

  FRANKLIN BALANCE SHEET INVESTMENT FUND                                            SHARES        VALUE
---------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  PRODUCER MANUFACTURING 5.7%
a Agco Corp. ..................................................................     150,000 $   3,810,000
  CNH Global NV (Netherlands) .................................................   8,025,000    24,476,250
a,b Insteel Industries Inc. ...................................................     560,000       364,000
  Lennox International Inc. ...................................................   1,115,000    14,428,100
  Oshkosh Truck Corp. .........................................................     300,000    17,085,000
  Tecumseh Products Co., A ....................................................     500,000    22,680,000
b Tecumseh Products Co., B ....................................................     275,000    11,720,500
  Timken Co. ..................................................................   1,400,000    25,508,000
  Trinity Industries Inc. .....................................................   1,600,000    25,120,000
                                                                                            -------------
                                                                                              145,191,850
                                                                                            -------------
  PROPERTY-CASUALTY INSURANCE 6.1%
a Arch Capital Group Ltd. .....................................................     380,000    10,643,800
  E-L Financial Corp. Ltd. (Canada) ...........................................     100,000    15,202,811
a IPC Holdings Ltd. (Bermuda) .................................................   1,180,000    36,780,600
  Old Republic International Corp. ............................................   1,300,000    38,753,000
  RLI Corp. ...................................................................     489,400    13,703,200
  Selective Insurance Group Inc. ..............................................     600,000    13,440,000
  St. Paul Cos. Inc. ..........................................................     827,000    27,125,600
  Vesta Insurance Group Inc. ..................................................     915,000     1,820,850
                                                                                            -------------
                                                                                              157,469,861
                                                                                            -------------
  RETAIL TRADE 7.1%
a Big Lots Inc. ...............................................................   1,425,000    23,655,000
  Cato Corp., A ...............................................................     300,000     5,505,000
a Charming Shoppes Inc. .......................................................   5,200,000    23,920,000
  Dillard's Inc., A ...........................................................   1,400,000    23,086,000
a Federated Department Stores Inc. ............................................     650,000    19,955,000
  Fred's Inc. .................................................................     435,000    11,871,585
b Haverty Furniture Cos. Inc. .................................................     920,000    11,812,800
a Saks Inc. ...................................................................     700,000     7,595,000
a,b Syms Corp. ................................................................   1,430,000    10,281,700
a Toys R Us Inc. ..............................................................   2,769,300    27,665,307
a Zale Corp. ..................................................................     550,000    16,060,000
                                                                                            -------------
                                                                                              181,407,392
                                                                                            -------------
  SMALL BANKS .3%
  Farmers & Merchants Bank of Long Beach ......................................       2,200     7,139,000
                                                                                            -------------
  SPECIALTY INSURANCE 3.3%
  LandAmerica Financial Group Inc. ............................................     175,000     6,212,500
  MGIC Investment Corp. .......................................................     367,000    15,399,320
  The PMI Group Inc. ..........................................................     865,000    25,777,000
  Radian Group Inc. ...........................................................     590,000    20,809,300
a Stewart Information Services Corp. ..........................................     779,000    16,164,250
                                                                                            -------------
                                                                                               84,362,370
                                                                                            -------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)

  FRANKLIN BALANCE SHEET INVESTMENT FUND                                            SHARES        VALUE
---------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TRANSPORTATION 4.7%
a,b Alaska Air Group Inc. .....................................................   1,350,600 $  29,226,984
  Burlington Northern Santa Fe Corp. ..........................................     430,000    11,063,900
a Crowley Maritime Corp. ......................................................       4,240     5,181,280
a Mesa Air Group Inc. .........................................................   1,050,000     5,785,500
  Overseas Shipholding Group Inc. .............................................   1,700,000    29,495,000
  Stolt Nielsen SA, ADR (Norway) ..............................................   1,300,000    10,439,000
  Teekay Shipping Corp. (Bahamas) .............................................     900,000    29,502,000
                                                                                           --------------
                                                                                              120,693,664
                                                                                           --------------
  UTILITIES 4.5%
  Entergy Corp. ...............................................................     800,000    35,272,000
  Northeast Utilities .........................................................   1,750,000    26,337,500
  PNM Resources Inc. ..........................................................   1,242,200    27,390,510
  Sierra Pacific Resources ....................................................   4,169,000    24,930,619
                                                                                           --------------
                                                                                              113,930,629
                                                                                           --------------
  TOTAL COMMON STOCKS (COST $1,665,150,048) ...................................             1,746,012,653
                                                                                           --------------
  PREFERRED STOCKS (COST $6,943,575) .3%
  Price Legacy Corp., 8.75%, pfd., A ..........................................     533,400     8,641,080
                                                                                           --------------



                                                                                  PRINCIPAL
                                                                                   AMOUNT
                                                                                  ---------
c CORPORATE BONDS (COST $4,576,762)

  Hechinger Co., 6.95%, 10/15/03 ............................................. $  7,000,000       315,000

  TOTAL LONG TERM INVESTMENTS (COST $1,725,237,079) ..........................              1,795,587,145
                                                                                           --------------



                                                                                   SHARES
                                                                                  ---------
d SHORT TERM INVESTMENTS (COST $160,556,672) 6.3%

  Franklin Institutional Fiduciary Trust Money Market Portfolio ..............  160,556,672   160,556,672

  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $1,885,793,751) ........             $1,956,143,817
                                                                                           --------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)

                                                                                   PRINCIPAL
  FRANKLIN BALANCE SHEET INVESTMENT FUND                                            AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
e REPURCHASE AGREEMENT 24.0%
  Joint Repurchase Agreement, 1.879%, 11/1/02, (Maturity Value $615,205,163)
   (COST $615,173,054) .......................................................  $615,173,054  $615,173,054
   ABN AMRO Inc. (Maturity Value $58,850,526)
   Bank of America Securities LLC (Maturity Value $58,850,526)
   Bear, Stearns & Co. Inc. (Maturity Value $58,850,526)
   BNP Paribas Securities Corp. (Maturity Value $58,850,526)
   Deutsche Bank Securities Inc. (Maturity Value $58,850,526)
   Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $58,850,526)
   Goldman, Sachs & Co. (Maturity Value $58,850,526)
   Greenwich Capital Markets Inc. (Maturity Value $58,850,526)
   Lehman Brothers Inc. (Maturity Value $26,699,903)
   Morgan Stanley & Co. Inc. (Maturity Value $58,850,526)
   UBS Warburg LLC (Maturity Value $58,850,526)
    Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
    U.S. Government Agency Securities
                                                                                           --------------
  TOTAL INVESTMENTS (COST $2,500,966,805) 100.3% .............................              2,571,316,871)
  OTHER ASSETS, LESS LIABILITIES (.3)% .......................................                 (7,047,134)
                                                                                           --------------
  NET ASSETS 100.0% ..........................................................             $2,564,269,737
                                                                                           ==============


aNon-income producing
bSee Note 6 regarding holdings of 5% voting securities.
cThe fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.
dSee Note 3 regarding investments in the "Sweep Money Fund".
eSee Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN LARGE CAP VALUE FUND

                                                                      CLASS A
                                                       -----------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                                       -----------------------------------
                                                         2002           2001         2000C
                                                       -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $11.66         $11.12       $ 10.00
                                                       -----------------------------------
Income from investment operations:
 Net investment income a ...........................      .07            .12           .09
 Net realized and unrealized gains (losses) ........    (1.08)           .50          1.03
                                                       -----------------------------------
Total from investment operations ...................    (1.01)           .62          1.12
Less distributions from:
 Net investment income .............................     (.07)          (.08)           --
 Net realized gains ................................     (.10)            --            --
                                                       -----------------------------------
Total distributions ................................     (.17)          (.08)           --
Net asset value, end of year .......................   $10.48         $11.66       $ 11.12
                                                       ===================================

Total return b .....................................    (8.82)%         5.63%       11.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $32,825        $23,544      $ 3,418
Ratios to average net assets:
 Expenses ..........................................     1.42%          1.25%        1.25%d
 Expenses excluding waiver and payments by affiliate     1.42%          1.49%        3.22%d
 Net investment income .............................      .64%           .99%        2.17%d
Portfolio turnover rate ............................    15.33%         29.37%         7.21%


aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period June 1, 2000 (effective date) to October 31, 2000.
dAnnualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND (CONT.)

                                                                      CLASS B
                                                            ----------------------------
                                                               YEAR ENDED OCTOBER 31,
                                                            ----------------------------
                                                               2002      2001      2000C
                                                            ----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $11.58    $11.11    $10.00
                                                            ---------------------------
Income from investment operations:
 Net investment income a .................................       --       .05       .08
 Net realized and unrealized gains (losses) ..............    (1.07)      .49      1.03
                                                            ---------------------------
Total from investment operations .........................    (1.07)      .54      1.11
Less distributions from:
 Net investment income ...................................     (.02)     (.07)       --
 Net realized gains ......................................     (.10)       --        --
                                                            ---------------------------
Total distributions ......................................     (.12)     (.07)       --
Net asset value, end of year .............................   $10.39    $11.58    $11.11
                                                            ---------------------------

Total return b ...........................................  (9.38)%     4.87%    11.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $4,975    $3,251      $453
Ratios to average net assets:
 Expenses ................................................    2.07%     1.86%     1.69%d
 Expenses excluding waiver and payments by affiliate .....    2.07%     2.10%     3.66%d
 Net investment income (loss) ............................   (.01)%      .38%     1.81%d
Portfolio turnover rate ..................................   15.33%    29.37%     7.21%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period June 1, 2000 (effective date) to October 31, 2000.
dAnnualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND (CONT.)

                                                                  CLASS C
                                                           ---------------------------
                                                              YEAR ENDED OCTOBER 31,
                                                           ---------------------------
                                                              2002      2001     2000C
                                                           ---------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $11.57    $11.11    $10.00
                                                           ---------------------------
Income from investment operations:
 Net investment income a ................................       --       .05       .06
 Net realized and unrealized gains (losses) .............    (1.07)      .48      1.05
                                                           ---------------------------
Total from investment operations ........................    (1.07)      .53      1.11
                                                           ---------------------------
Less distributions from:
 Net investment income ..................................     (.01)     (.07)       --
 Net realized gains .....................................     (.10)       --        --
                                                           ---------------------------
Total distributions .....................................     (.11)     (.07)       --
                                                           ---------------------------
Net asset value, end of year ............................   $10.39    $11.57    $11.11
                                                           ===========================

Total return b ..........................................  (9.34)%     4.80%    11.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................  $17,738   $10,648    $1,911
Ratios to average net assets:
 Expenses ...............................................    2.04%     1.89%     1.79%d
 Expenses excluding waiver and payments by affiliate ....    2.04%     2.13%     3.76%d
 Net investment income ..................................     .02%      .38%     1.44%d
Portfolio turnover rate .................................   15.33%    29.37%     7.21%


aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period June 1, 2000 (effective date) to October 31, 2000.
dAnnualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND (CONT.)

                                                          CLASS R
                                                     -----------------
                                                     OCTOBER 31, 2002C
                                                     -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $10.55
                                                     -----------------
Income from investment operations:
 Net investment incomea ............................           .01
 Net realized and unrealized losses ................          (.08)
                                                     -----------------
Total from investment operations ...................          (.07)
                                                     -----------------
Net asset value, end of period .....................        $10.48
                                                     =================

Total returnb ......................................        (.66)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................           $65
Ratios to average net assets:
 Expenses ..........................................          1.59%d
 Net investment income .............................           .47%d
Portfolio turnover rate ............................         15.33%


aBased on average shares outstanding.

bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period August 1, 2002 (effective date) to October 31, 2002.
dAnnualized

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002

 FRANKLIN LARGE CAP VALUE FUND                                                          SHARES      VALUE
-----------------------------------------------------------------------------------------------------------
  COMMON STOCKS 91.1%
  COMMUNICATIONS 4.5%
  SBC Communications Inc. .........................................................     41,500   $1,064,890
  Verizon Communications Inc. .....................................................     38,500    1,453,760
                                                                                                 ----------
                                                                                                  2,518,650
                                                                                                 ----------
  CONSUMER NON-DURABLES 2.8%
  Sara Lee Corp. ..................................................................     69,000    1,575,270
                                                                                                 ----------
  CONSUMER SERVICES 6.1%
a Cendant Corp. ...................................................................    132,000    1,518,000
a Clear Channel Communications Inc. ...............................................     20,500      759,525
  McDonald's Corp. ................................................................     61,500    1,113,765
                                                                                                 ----------
                                                                                                  3,391,290
                                                                                                 ----------
  ELECTRONIC TECHNOLOGY 3.0%
  Hewlett-Packard Co. .............................................................    106,000    1,674,800
                                                                                                 ----------
  ENERGY MINERALS 9.0%
  Anadarko Petroleum Corp. ........................................................     38,500    1,714,790
  ConocoPhillips ..................................................................     38,385    1,861,673
  Marathon Oil Corp. ..............................................................     69,000    1,442,100
                                                                                                 ----------
                                                                                                  5,018,563
                                                                                                 ----------
  FINANCE 13.2%
  Fannie Mae ......................................................................     17,500    1,170,050
  Fleet Boston Financial Corp. ....................................................     78,000    1,824,420
  Freddie Mac .....................................................................     21,000    1,293,180
  Mellon Financial Corp. ..........................................................     56,500    1,598,385
  Morgan Stanley ..................................................................     36,500    1,420,580
                                                                                                 ----------
                                                                                                  7,306,615
                                                                                                 ----------
  FINANCIAL CONGLOMERATES 4.8%
  Citigroup Inc. ..................................................................     52,000    1,921,400
a Principal Financial Group Inc. ..................................................     26,000      729,300
                                                                                                 ----------
                                                                                                  2,650,700
                                                                                                 ----------
  HEALTH TECHNOLOGY 5.1%
  Becton, Dickinson & Co. .........................................................     40,500    1,195,155
  Bristol-Myers Squibb Co. ........................................................     67,500    1,661,175
                                                                                                 ----------
                                                                                                  2,856,330
                                                                                                 ----------
  INDUSTRIAL SERVICES 3.8%
  GlobalSantaFe Corp. .............................................................     55,000    1,314,500
  Transocean Inc. .................................................................     36,500      802,270
                                                                                                 ----------
                                                                                                  2,116,770
                                                                                                 ----------
  INVESTMENT BANKS/BROKERS 2.5%
  Lehman Brothers Holdings Inc. ...................................................     25,500    1,358,385
                                                                                                 ----------
  LIFE/HEALTH INSURANCE 2.1%
  MetLife Inc. ....................................................................     49,500    1,182,060
                                                                                                 ----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)

 FRANKLIN LARGE CAP VALUE FUND                                                         SHARES     VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 MAJOR BANKS 2.0%
 Bank of America Corp. .............................................................   15,500  $ 1,081,900
                                                                                               -----------
 MULTI-LINE INSURANCE 2.9%
 American International Group Inc. .................................................   25,500    1,595,025
                                                                                               -----------
 PROCESS INDUSTRIES 2.3%
 International Paper Co. ...........................................................   37,000    1,292,410
                                                                                               -----------
 PRODUCER MANUFACTURING 4.6%
 Honeywell International Inc. ......................................................   67,500    1,615,950
 Masco Corp. .......................................................................   46,000      945,760
                                                                                               -----------
                                                                                                 2,561,710
                                                                                               -----------
 PROPERTY-CASUALTY INSURANCE 6.0%
 Allstate Corp. ....................................................................   42,000    1,670,760
 St. Paul Cos. Inc. ................................................................   48,500    1,590,800
aTravelers Property Casualty Corp., A ..............................................    2,095       27,801
aTravelers Property Casualty Corp., B ..............................................    4,305       58,203
                                                                                               -----------
                                                                                                 3,347,564
                                                                                               -----------
 REAL ESTATE INVESTMENT TRUSTS 2.0%
 Equity Office Properties Trust ....................................................   45,500    1,095,640
                                                                                               -----------
 REGIONAL BANKS 1.5%
 U.S. Bancorp ......................................................................   38,500      811,965
                                                                                               -----------
 RETAIL TRADE 5.2%
aFederated Department Stores Inc. ..................................................   47,500    1,458,250
aSafeway Inc. ......................................................................   34,500      796,950
 The TJX Cos. Inc. .................................................................   32,000      656,640
                                                                                               -----------
                                                                                                 2,911,840
                                                                                               -----------
 SAVINGS BANKS 2.0%
 Washington Mutual Inc. ............................................................   31,500    1,126,440
                                                                                               -----------
 SPECIALTY INSURANCE .9%
 MGIC Investment Corp. .............................................................   12,000      503,520
                                                                                               -----------
 TECHNOLOGY SERVICES 2.4%
 International Business Machines Corp. .............................................   17,000    1,341,980
                                                                                                ----------
 TRANSPORTATION 2.4%
 Burlington Northern Santa Fe Corp. ................................................   52,000    1,337,960
                                                                                               -----------
 TOTAL COMMON STOCKS (COST $56,914,178) ............................................            50,657,387
                                                                                               -----------
bSHORT TERM INVESTMENTS (COST $4,843,942) 8.7%
 Franklin Institutional Fiduciary Trust Money Market Portfolio .....................4,843,942    4,843,942
                                                                                               -----------
 TOTAL INVESTMENTS (COST $61,758,120) 99.8% ........................................            55,501,329
 OTHER ASSETS, LESS LIABILITIES .2% ................................................               102,455
                                                                                               -----------
 NET ASSETS 100.0% .................................................................           $55,603,784
                                                                                               ===========


aNon-income producing
bSee Note 3 regarding investments in the "Sweep Money Fund".

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN MICROCAP VALUE FUND

                                                                       YEAR ENDED OCTOBER 31,
                                                            --------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $24.64    $18.88     $18.41    $20.27    $24.29
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income (loss)a ...........................      (.01)      .11        .04      (.01)     (.02)
 Net realized and unrealized gains (losses) ..............       .68      6.37       1.90      (.29)    (2.51)
                                                            --------------------------------------------------
Total from investment operations .........................       .67      6.48       1.94      (.30)    (2.53)
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ...................................      (.08)     (.09)        --        --      (.01)
 Net realized gains ......................................     (1.14)     (.63)     (1.47)    (1.56)    (1.48)
                                                            --------------------------------------------------
Total distributions ......................................     (1.22)     (.72)     (1.47)    (1.56)    (1.49)
                                                            --------------------------------------------------
Net asset value, end of year .............................    $24.09    $24.64     $18.88    $18.41    $20.27
                                                            ==================================================

Total return b ...........................................     2.77%    35.80%     11.53%   (1.59)%  (10.95)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................  $230,562  $268,969    $95,894  $115,999  $175,635
Ratios to average net assets:
 Expenses ................................................     1.18%     1.19%      1.38%     1.27%     1.21%
 Net investment income (loss) ............................     (.02)%     .46%       .23%    (.05)%    (.11)%
Portfolio turnover rate ..................................    28.35%    23.62%      8.52%    14.12%    31.91%


aBased on average shares outstanding effective year ended October 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002

  FRANKLIN MICROCAP VALUE FUND                         SHARES        VALUE
----------------------------------------------------------------------------
  COMMON STOCKS 95.0%
  COMMERCIAL SERVICES 2.9%
  Courier Corp. ......................................  127,000  $ 4,756,150
a RemedyTemp Inc., A .................................  131,300    1,969,500
                                                                 -----------
                                                                   6,725,650
                                                                 -----------
  COMMUNICATIONS 1.4%
  Atlantic Tele-Network Inc. .........................  240,000    3,336,000

  CONSUMER DURABLES 5.7%
  Allen Organ Co., B .................................  105,000    4,034,100
a Baldwin Piano & Organ Co. ..........................      100           --
a Cavalier Homes Inc. ................................  750,000    1,350,000
a Chromcraft Revington Inc. ..........................  200,000    2,677,000
  Edelbrock Corp. ....................................  121,880    1,220,019
  Flexsteel Industries Inc. ..........................   50,000      705,000
a,b National R.V. Holdings Inc. ......................  574,500    3,240,180
                                                                 -----------
                                                                  13,226,299
                                                                 -----------
  CONSUMER NON-DURABLES 13.3%
  Brown Shoe Co. Inc. ................................  240,000    4,644,000
b Delta Apparel Inc. .................................  435,000    6,090,000
  DIMON Inc. .........................................  520,000    3,192,800
b Haggar Corp. .......................................  567,900    6,143,542
a,b Seneca Foods Corp., A ............................  262,600    3,679,026
a Seneca Foods Corp., B ..............................  121,500    1,798,200
  Standard Commercial Corp. ..........................  305,000    5,163,650
                                                                 -----------
                                                                  30,711,218
                                                                 -----------
a CONSUMER SERVICES .5%
  Garden Fresh Restaurant Corp. ......................  125,600    1,256,126
                                                                 -----------
a DISTRIBUTION SERVICES 1.3%
  GTSI Corp. .........................................  240,000    2,925,600
                                                                 -----------
  ELECTRONIC TECHNOLOGY 2.6%
a,b ECC International Corp. ..........................  500,000   1,575,000
b Espey Manufacturing & Electronics Corp. ............   79,800    1,506,225
a Printronix Inc. ....................................  100,000    1,004,000
a Qualstar Corp. .....................................  188,000      795,240
a Sparton Corp. ......................................  136,100    1,105,132
                                                                 -----------
                                                                   5,985,597
                                                                 -----------
a HEALTH SERVICES .9%
  Healthcare Services Group Inc. .....................  173,600    2,058,896
                                                                 -----------
a,b HEALTH TECHNOLOGY 1.6%
  Invivo Corp. .......................................  280,000    3,740,800
                                                                 -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)

    FRANKLIN MICROCAP VALUE FUND                                                       SHARES        VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    INDUSTRIAL SERVICES 6.6%
  b Ecology & Environment Inc., A .................................................     290,000  $ 2,610,000
  a Exponent Inc. .................................................................     100,000    1,265,100
a,b Layne Christensen Co. .........................................................     750,000    6,037,500
  a Matrix Service Co. ............................................................     316,800    2,534,083
  a Petroleum Helicopters Inc. ....................................................      17,600      506,352
  a Petroleum Helicopters Inc., non-voting ........................................      78,000    2,145,000
                                                                                                 -----------
                                                                                                  15,098,035
                                                                                                 -----------
    NON-ENERGY MINERALS 4.5%
    Case Pomeroy & Co. Inc., A ....................................................         220      223,080
    Case Pomeroy & Co. Inc., cvt., B ..............................................         500      504,000
    Central Steel & Wire Co. ......................................................       2,830    1,364,060
  b Commonwealth Industries Inc. ..................................................   1,000,000    6,170,000
a,b Zemex Corp. (Canada) ..........................................................     480,000    2,167,200
                                                                                                 -----------
                                                                                                  10,428,340
                                                                                                 -----------
  a PROCESS INDUSTRIES 5.8%
  b American Pacific Corp. ........................................................     680,000    5,644,000
    Flanders Corp. ................................................................     715,000    1,129,700
    Griffin Land & Nurseries Inc. .................................................     175,000    2,464,875
    Mercer International Inc. (Switzerland) .......................................     775,000    4,030,000
                                                                                                 -----------
                                                                                                  13,268,575
                                                                                                 -----------
    PRODUCER MANUFACTURING 13.1%
a,b Arts-Way Manufacturing Co. Inc. ...............................................     134,500      457,300
    CIRCOR International Inc. .....................................................     235,000    3,254,750
a,b Continental Materials Corp. ...................................................     100,000    2,690,000
a,b Gehl Co. ......................................................................     332,500    3,135,475
    Gibraltar Steel Corp. .........................................................     250,000    5,120,000
  b Hardinge Inc. .................................................................     706,000    4,970,240
  a Insteel Industries Inc. .......................................................     250,000      162,500
    Nam Tai Electronics Inc. ......................................................      40,000      810,000
a,b Nashua Corp. ..................................................................     470,000    3,337,000
  a Rofin-Sinar Technologies Inc. .................................................     367,900    2,350,881
    Smith Investment Co. ..........................................................      42,400    1,611,200
    Steel Technologies Inc. .......................................................      30,000      654,900
  a TransPro Inc. .................................................................     310,000    1,567,050
                                                                                                 -----------
                                                                                                  30,121,296
                                                                                                 -----------
    PROPERTY-CASUALTY INSURANCE 6.7%

a,b ACMAT Corp., A ................................................................     443,500    4,117,897
    Baldwin & Lyons Inc., B .......................................................     123,100    3,030,722
  b Merchants Group Inc. ..........................................................     225,000    4,983,750
    Penn-America Group Inc. .......................................................     313,500    2,708,640
    Vesta Insurance Group Inc. ....................................................     280,000      557,200
                                                                                                 -----------
                                                                                                  15,398,209
                                                                                                 -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)

    FRANKLIN MICROCAP VALUE FUND                                                       SHARES        VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
  a REAL ESTATE DEVELOPMENT 1.7%
    Bresler & Reiner Inc. ........................................................       89,000  $ 4,005,000
                                                                                                ------------
    RETAIL TRADE 8.7%
  a Casual Male Retail Group Inc. ................................................      605,000    2,238,500
a,b Duckwall-ALCO Stores Inc. ....................................................      231,100    2,327,177
  a The Elder-Beerman Stores Corp. ...............................................      520,000    1,029,600
  b Fresh Brands Inc. ............................................................      264,000    4,072,200
a,b S&K Famous Brands Inc. .......................................................      286,000    3,136,791
a,b United Retail Group Inc. .....................................................    1,000,600    4,702,820
a,b Village Super Market Inc., A .................................................      110,675    2,611,930
                                                                                                ------------
                                                                                                  20,119,018
                                                                                                ------------
    SAVINGS BANKS 5.5%
    First Defiance Financial Corp. ...............................................      260,000    4,862,000
  b GA Financial Inc. ............................................................      270,000    5,373,000
  a Wilshire Financial Services Group Inc. .......................................      736,500    2,412,038
                                                                                                ------------
                                                                                                  12,647,038
                                                                                                ------------
    TRANSPORTATION 9.2%
a,b Airnet System Inc. ...........................................................      641,000    2,756,300
  a Crowley Maritime Corp. .......................................................        2,343    2,863,146
a,b International Shipholding Corp. ..............................................      560,000    3,393,600
  a OMI Corp. ....................................................................    1,200,000    4,620,000
    Providence & Worchester Railroad Co. .........................................      210,000    1,638,000
  a Stelmar Shipping Ltd. (Greece) ...............................................      400,000    5,868,000
                                                                                                ------------
                                                                                                  21,139,046
                                                                                                ------------
    UTILITIES 3.0%
    Central Vermont Public Service Corp. .........................................       70,000    1,254,400
    Green Mountain Power Corp. ...................................................      203,000    3,619,490
    Maine Public Service Co. .....................................................       75,000    2,006,250
                                                                                                ------------
                                                                                                   6,880,140
                                                                                                ------------
    TOTAL COMMON STOCKS (COST $205,161,158) ......................................               219,070,883
                                                                                                ------------
  c SHORT TERM INVESTMENTS (COST $11,336,126) 4.9%
    Franklin Institutional Fiduciary Trust Money Market Portfolio ................   11,336,126   11,336,126
                                                                                                ------------
    TOTAL INVESTMENTS (COST $216,497,284) 99.9% ..................................               230,407,009
    OTHER ASSETS, LESS LIABILITIES .1% ...........................................                   155,490
                                                                                                ------------
    NET ASSETS 100.0% ............................................................              $230,562,499
                                                                                                ============


aNon-income producing
bSee Note 6 regarding holdings of 5% voting securities.
cSee Note 3 regarding investments in the "Sweep Money Fund".

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN SMALL CAP VALUE FUND

                                                                               CLASS A
                                                            --------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                            --------------------------------------------------
                                                                2002      2001       2000      1999      1998
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $22.49    $20.86     $17.30    $17.98    $24.68
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income (loss)a ............................      .02       .09        .03      (.04)     (.03)
 Net realized and unrealized gains (losses) ...............     (.33)     1.59       3.53      (.55)    (6.45)
                                                            --------------------------------------------------
Total from investment operations ..........................     (.31)     1.68       3.56      (.59)    (6.48)
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ....................................       --      (.05)        --        --      (.01)
 Net realized gains .......................................       --        --         --      (.09)     (.21)
 Tax return of capital ....................................     (.03)       --         --        --        --
                                                            --------------------------------------------------
Total distributions .......................................     (.03)     (.05)        --      (.09)     (.22)
                                                            --------------------------------------------------
Net asset value, end of year ..............................   $22.15    $22.49     $20.86    $17.30    $17.98
                                                            ==================================================

Total return b ............................................  (1.41)%     8.06%     20.72%   (3.38)%  (26.48)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................... $140,202   $95,029    $64,513   $65,898   $98,288
Ratios to average net assets:
 Expenses .................................................    1.37%     1.36%      1.58%     1.49%     1.32%
 Expenses excluding waiver and payments by affiliate ......    1.37%     1.36%      1.58%     1.49%     1.38%
 Net investment income (loss) .............................     .09%      .37%       .16%    (.23)%    (.16)%
Portfolio turnover rate ...................................   12.74%    43.33%     44.99%    41.21%    36.88%


aBased on average shares outstanding effective year ended October 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND (CONT.)

                                                                                    CLASS B
                                                                       --------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                                       --------------------------------------
                                                                          2002       2001      2000      1999D
                                                                       --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................    $22.13     $20.61    $17.21    $18.33
                                                                       --------------------------------------
Income from investment operations:
 Net investment loss a .............................................      (.14)      (.07)     (.09)     (.15)
 Net realized and unrealized gains (losses) ........................      (.32)      1.59      3.49      (.97)
                                                                       --------------------------------------
Total from investment operations ...................................      (.46)      1.52      3.40     (1.12)
                                                                       --------------------------------------
Less distributions from net investment income ......................        --         --c       --        --
                                                                       --------------------------------------
Net asset value, end of year .......................................    $21.67     $22.13    $20.61    $17.21
                                                                       ======================================

Total return b .....................................................   (2.08)%      7.38%    19.97%   (6.27)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................................   $29,535    $11,220    $2,747    $1,293
Ratios to average net assets:
 Expenses ..........................................................     2.02%      2.02%     2.22%     2.12%e
 Net investment loss ...............................................    (.56)%     (.32)%    (.47)%    (.84)%e
Portfolio turnover rate ............................................    12.74%     43.33%    44.99%    41.21%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cThe fund made a dividend distribution of $.002 dFor the year January 1, 1999
 (effective date) to October 31, 1999.
eAnnualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND (CONT.)

                                                                                  CLASS C
                                                            --------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                            --------------------------------------------------
                                                                2002      2001       2000      1999      1998
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................  $21.90    $20.40     $17.03    $17.82    $24.59
                                                            --------------------------------------------------
Income from investment operations:
 Net investment loss a .....................................    (.13)     (.07)      (.09)     (.16)     (.13)
 Net realized and unrealized gains (losses) ................    (.31)     1.57       3.46      (.54)    (6.43)
                                                            --------------------------------------------------
Total from investment operations ...........................    (.44)     1.50       3.37      (.70)    (6.56)
                                                            --------------------------------------------------
Less distributions from net realized gains .................      --        --         --      (.09)     (.21)
                                                            --------------------------------------------------
Net asset value, end of year ...............................  $21.46    $21.90     $20.40    $17.03    $17.82
                                                            ==================================================

Total return b ............................................. (2.01)%     7.35%     19.93%   (4.03)%  (26.93)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................ $81,186   $51,313    $28,555   $30,133   $41,694
Ratios to average net assets:
 Expenses ..................................................   1.99%     2.01%      2.24%     2.17%     1.97%
 Expenses excluding waiver and payments by affiliate .......   1.99%     2.01%      2.24%     2.17%     2.03%
 Net investment loss .......................................  (.53)%    (.29)%     (.51)%    (.91)%    (.81)%
Portfolio turnover rate ....................................  12.74%    43.33%     44.99%    41.21%    36.88%



aBased on average shares outstanding effective year ended October 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND (CONT.)

                                                            CLASS R
                                                       -----------------
                                                       OCTOBER 31, 2002C
                                                       -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................          $23.34
                                                       -----------------
Income from investment operations:
 Net investment loss a ..............................            (.04)
 Net realized and unrealized losses .................           (1.16)
                                                       -----------------
Total from investment operations ....................           (1.20)
                                                       -----------------
Less distributions from net investment income .......              --
                                                       -----------------
Net asset value, end of period ......................          $22.14
                                                       =================

Total return b ......................................         (5.14)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................          $1,097
Ratios to average net assets:
 Expenses ...........................................           1.52%d
 Net investment loss ................................          (.06)%d
Portfolio turnover rate .............................          12.74%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period August 1, 2002 (effective date) to October 31, 2002.
dAnnualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND (CONT.)

                                                                                ADVISOR CLASS
                                                             -------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                             -------------------------------------------------
                                                                2002      2001       2000      1999      1998
                                                             -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $22.82    $21.13     $17.46    $18.07    $24.72
                                                             -------------------------------------------------
Income from investment operations:
 Net investment income a ..................................      .10       .17        .09       .01       .04
 Net realized and unrealized gains (losses) ...............     (.34)     1.62       3.58      (.53)    (6.45)
                                                             -------------------------------------------------
Total from investment operations ..........................     (.24)     1.79       3.67      (.52)    (6.41)
                                                             -------------------------------------------------
Less distributions from:
 Net investment income ....................................       --      (.10)        --        --      (.03)
 Net realized gains .......................................       --        --         --      (.09)     (.21)
 Tax return of capital ....................................     (.05)       --         --        --        --
                                                             -------------------------------------------------
Total distributions .......................................     (.05)     (.10)        --      (.09)     (.24)
                                                             -------------------------------------------------
Net asset value, end of year ..............................   $22.53    $22.82     $21.13    $17.46    $18.07
                                                             -------------------------------------------------

Total return b ............................................  (1.07)%     8.43%     21.16%   (2.97)%  (26.18)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................   $9,586    $4,622     $3,848    $2,941    $4,739
Ratios to average net assets:
 Expenses .................................................    1.02%     1.02%      1.24%     1.17%      .97%
 Expenses excluding waiver and payments by affiliate ......    1.02%     1.02%      1.24%     1.17%     1.03%
 Net investment income ....................................     .44%      .70%       .49%      .09%      .19%
Portfolio turnover rate ...................................   12.74%    43.33%     44.99%    41.21%    36.88%


aBased on average shares outstanding effective year ended October 31, 1999. bTotal return is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002

 FRANKLIN SMALL CAP VALUE FUND                     SHARES      VALUE
----------------------------------------------------------------------
 CLOSED END MUTUAL FUNDS 1.1%
 High Income Opportunity Fund ................... 206,000  $ 1,221,580
 High Yield Income Fund Inc. .................... 116,800      546,624
 Managed High Income Portfolio Inc. ............. 210,000    1,209,600
                                                           -----------
 TOTAL CLOSED END MUTUAL FUNDS
  (COST $4,586,854) .............................            2,977,804
                                                           -----------
 COMMON STOCKS 95.3%
 COMMERCIAL SERVICES .5%
 ABM Industries Inc. ............................  90,000    1,322,100
                                                           -----------
 CONSUMER DURABLES 6.4%
 Action Performance Cos. Inc. ...................  62,500    1,290,000
 Briggs & Stratton Corp. ........................  77,000    2,960,650
 Clayton Homes Inc. ............................. 210,000    2,377,200
 D.R. Horton Inc. ...............................  37,500      722,625
 La-Z-Boy Inc. .................................. 104,000    2,475,200
 M/I Schottenstein Homes Inc. ...................  17,000      550,970
 Russ Berrie & Co. Inc. ......................... 200,000    6,486,000
                                                           -----------
                                                            16,862,645
                                                           -----------
 CONSUMER NON-DURABLES 6.7%
 Brown Shoe Co. Inc. ............................ 180,200    3,486,870
 DIMON Inc. .....................................  64,300      394,802
 Lancaster Colony Corp. .........................  60,000    2,727,000
 Standard Commercial Corp. ...................... 157,500    2,666,475
aTimberland Co., A .............................. 118,000    3,750,040
aTommy Hilfiger Corp. ........................... 420,000    3,171,000
aTropical Sportswear International Corp. ........  52,000      494,000
 Wolverine World Wide Inc. ......................  44,500      716,895
                                                           -----------
                                                            17,407,082
                                                           -----------
 CONSUMER SERVICES 1.6%
 Aztar Corp. .................................... 290,000    3,917,900
 Intrawest Corp. (Canada) .......................  16,300      221,680
                                                           -----------
                                                             4,139,580
                                                           -----------
 ELECTRONIC TECHNOLOGY 5.2%
aAvocent Corp. .................................. 365,000    7,300,000
 Cohu Inc. ...................................... 136,000    2,146,080
 Diebold Inc. ................................... 100,000    3,565,000
 ESCO Technologies Inc. .........................  16,000      582,400
aSPACEHAB Inc. .................................. 123,000       93,480
                                                           -----------
                                                            13,686,960
                                                           -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)

 FRANKLIN SMALL CAP VALUE FUND            SHARES      VALUE
-------------------------------------------------------------
 COMMON STOCKS (CONT.)
 ENERGY MINERALS 8.3%
 Arch Coal Inc. .......................  250,000  $ 4,340,000
 Consol Energy Inc. ...................  310,000    3,999,000
 Holly Corp. ..........................   92,000    1,625,640
aNuevo Energy Co. .....................  249,400    3,391,840
 Peabody Energy Corp. .................  210,000    5,407,500
aPioneer Natural Resources Co. ........  115,000    2,860,050
                                                  -----------
                                                   21,624,030
                                                  -----------
 FINANCE 4.6%
 Arthur J. Gallagher & Co. ............   80,000    2,145,600
 Hancock Holding Co. ..................   55,500    2,701,740
 Harleysville Group Inc. ..............  117,000    3,336,840
 RLI Corp. ............................  134,000    3,752,000
                                                  -----------
                                                   11,936,180
                                                  -----------
 FINANCIAL CONGLOMERATES 5.6%
 American National Insurance Co. ......   46,000    3,564,080
 First Indiana Corp. ..................   36,500      670,140
 1st Source Corp. .....................  100,000    1,215,000
aIPC Holdings Ltd. (Bermuda) ..........  115,000    3,584,550
 Presidential Life Corp. ..............  330,000    4,059,000
 StanCorp Financial Group Inc. ........   30,000    1,620,000
                                                  -----------
                                                   14,712,770
                                                  -----------
 HEALTH TECHNOLOGY 1.2%
 ICN Pharmaceuticals Inc. .............  125,000    1,043,750
 West Pharmaceutical Services Inc. ....  109,000    2,090,620
                                                  -----------
                                                    3,134,370
                                                  -----------
 INDUSTRIAL SERVICES 7.3%
aAtwood Oceanics Inc. .................   88,000    2,622,400
 ENSCO International Inc. .............   87,000    2,352,480
aGlobal Industries Ltd. ...............  565,000    2,260,000
 GlobalSantaFe Corp. ..................   62,000    1,481,800
aOffshore Logistics Inc. ..............  147,000    3,156,090
aOil States International Inc. ........  258,000    3,341,100
 Rowan Cos. Inc. ......................  143,000    2,915,770
 Transocean Inc. ......................   44,500      978,110
                                                  -----------
                                                   19,107,750
                                                  -----------
 NON-ENERGY MINERALS 3.0%
 Reliance Steel & Aluminum Co. ........  234,500    4,912,775
 United States Steel Corp. ............  225,000    2,891,250
                                                  -----------
                                                    7,804,025
                                                  -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)

 FRANKLIN SMALL CAP VALUE FUND                      SHARES      VALUE
-----------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 PROCESS INDUSTRIES 6.6%
 AptarGroup Inc. ...............................    99,000  $ 2,765,070
 Bunge Ltd. ....................................   203,000    5,152,140
 Myers Industries Inc. .........................   191,200    2,351,760
 Olin Corp. ....................................   140,000    2,276,400
 RPM International Inc. ........................   310,000    4,668,600
                                                            -----------
                                                             17,213,970
                                                            -----------
 PRODUCER MANUFACTURING 20.8%
aCable Design Technologies Corp. ...............   145,100      710,990
 Carlisle Cos. Inc. ............................    32,000    1,192,640
 CIRCOR International Inc. .....................   162,000    2,243,700
 CNH Global NV (Netherlands) ...................   870,000    2,653,500
aGenlyte Group Inc. ............................    71,000    2,651,850
 Graco Inc. ....................................   186,000    5,087,100
 JLG Industries Inc. ...........................   237,400    1,887,330
aLone Star Technologies Inc. ...................   203,000    2,649,150
aMettler-Toledo International Inc. (Switzerland)   186,000    5,570,700
aMueller Industries Inc. .......................   105,000    2,808,750
aPowell Industries Inc. ........................    55,000      864,050
 Roper Industries Inc. .........................   136,000    5,249,600
 Stewart & Stevenson Services Inc. .............   285,000    3,120,750
 Superior Industries International Inc. ........    65,000    2,760,550
 Teleflex Inc. .................................    43,500    1,829,610
 Thomas Industries Inc. ........................    80,000    2,303,200
 Timken Co. ....................................   131,200    2,390,464
aTower Automotive Inc. .........................   250,000    1,325,000
 Watts Industries Inc., A ......................   150,000    2,470,500
 York International Corp. ......................   200,000    4,704,000
                                                            -----------
                                                             54,473,434
                                                            -----------
 RETAIL TRADE 4.5%
aAmerican Eagle Outfitters Inc. ................   170,000    2,463,300
 Dillards Inc., A ..............................   139,000    2,292,110
 Fresh Brands Inc. .............................    63,500      979,487
aLinens 'n Things Inc. .........................   121,000    2,844,710
aThe Men's Wearhouse Inc. ......................   180,000    2,469,600
aZale Corp. ....................................    23,100      674,520
                                                            -----------
                                                             11,723,727
                                                            -----------
 TECHNOLOGY SERVICES 1.9%
aNetiq Corp. ...................................   182,223    2,571,167
 Reynolds & Reynolds Co., A ....................   105,000    2,485,350
                                                            -----------
                                                              5,056,517
                                                            -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


 FRANKLIN SMALL CAP VALUE FUND                                           SHARES     VALUE
--------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 TRANSPORTATION 9.9%
 Airborne Inc. ......................................................    55,000 $    708,950
aAtlantic Coast Airlines Holdings Inc. ..............................   272,000    3,590,400
aDollar Thrifty Automotive Group Inc. ...............................    14,100      261,978
aMidwest Express Holdings Inc. ......................................   340,000    2,223,600
aOMI Corp. ..........................................................   880,000    3,388,000
 Overseas Shipholding Group Inc. ....................................   147,000    2,550,450
 SkyWest Inc. .......................................................   239,000    3,625,869
 Stolt Nielsen SA, ADR (Norway) .....................................   285,000    2,288,550
 Teekay Shipping Corp. (Bahamas) ....................................   138,700    4,546,586
 Tidewater Inc. .....................................................    95,000    2,676,150
                                                                                ------------
                                                                                  25,860,533
                                                                                ------------
 UTILITIES 1.2%

 Northeast Utilities ................................................    66,500    1,000,825
 Sierra Pacific Resources ...........................................   365,000    2,182,700
                                                                                ------------
                                                                                   3,183,525
                                                                                ------------
 TOTAL COMMON STOCKS (COST $280,453,338) ............................            249,249,198
                                                                                ------------

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                      ---------
 BONDS .2%
bCORPORATE BONDS (COST $301,273)
 Hechinger Co., 6.95%, 10/15/03 .....................................  $500,000       22,500
                                                                                ------------
 CONVERTIBLE BONDS (COST $1,000,000) .2%
 SPACEHAB Inc., cvt., sub. note, 8.00%, 10/15/07 .................... 1,000,000      480,000
                                                                                ------------
 TOTAL BONDS (COST $1,301,273) ......................................                502,500
                                                                                ------------
 TOTAL LONG TERM INVESTMENTS (COST $286,341,465) ....................            252,729,502
                                                                                ------------


                                                                       SHARES
                                                                      ---------
cSHORT TERM INVESTMENTS (COST $8,796,885) 3.4%
 Franklin Institutional Fiduciary Trust Money Market Portfolio ...... 8,796,885    8,796,885
                                                                                ------------
 TOTAL INVESTMENTS (COST $295,138,350) 100.0% .......................            261,526,387
 OTHER ASSETS, LESS LIABILITIES .....................................                 79,008
                                                                                ------------
 NET ASSETS 100.0% ..................................................           $261,605,395
                                                                                ------------


aNon-income producing
bThe Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.
cSee Note 3 regarding investments in the "Sweep Money Fund".

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2002

                                                 FRANKLIN          FRANKLIN         FRANKLIN        FRANKLIN
                                               BALANCE SHEET       LARGE CAP         MICROCAP       SMALL CAP
                                              INVESTMENT FUND      VALUE FUND       VALUE FUND      VALUE FUND
                                              ------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............   $1,616,550,574      $61,758,120      $115,258,075     $295,138,350
  Cost - Non-controlled affiliated issuers       269,243,177               --       101,239,209               --
                                              ==================================================================
  Value - Unaffiliated issuers ............    1,684,605,321       55,501,329       129,738,057      261,526,387
  Value - Non-controlled affiliated issuers      271,538,496               --       100,668,953               --
 Repurchase agreements, at value and cost .      615,173,054               --                --               --
 Receivables:
  Investment securities sold ..............               --               --           513,705          184,147
  Capital shares sold .....................        5,932,201          332,701           761,510        1,367,503
  Dividends ...............................        1,694,542           97,828            43,795          115,694
 Other assets .............................           85,600               --            56,500               --
                                              ------------------------------------------------------------------
      Total assets ........................    2,579,029,214       55,931,858       231,782,520      263,193,731
                                              ------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........        6,613,863          151,654           134,214          261,481
  Capital shares redeemed .................        4,937,786           61,912           763,968          779,840
  Affiliates ..............................        2,083,291           88,126           230,384          419,687
  Shareholders ............................          220,335            4,505            43,385           78,076
  Unaffiliated transfer agent fees ........          766,509            4,234            25,784           21,269
 Other liabilities ........................          137,693           17,643            22,286           27,983
                                              ------------------------------------------------------------------
      Total liabilities ...................       14,759,477          328,074         1,220,021        1,588,336
                                              ------------------------------------------------------------------
       Net assets, at value ...............   $2,564,269,737      $55,603,784      $230,562,499     $261,605,395
                                              ==================================================================
Net assets consist of:
 Undistributed net investment income ......       $7,822,660         $190,046    $           --   $           --
 Net unrealized appreciation (depreciation)       70,350,066       (6,256,791)       13,909,726      (33,611,963)
 Accumulated net realized gain (loss) .....       23,534,032       (1,625,692)       13,445,164      (22,248,361)
 Capital shares ...........................    2,462,562,979       63,296,221       203,207,609      317,465,719
                                              ------------------------------------------------------------------
       Net assets, at value ...............   $2,564,269,737      $55,603,784      $230,562,499     $261,605,395
                                              ==================================================================


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002

                                                            FRANKLIN         FRANKLIN           FRANKLIN       FRANKLIN
                                                          BALANCE SHEET      LARGE CAP          MICROCAP       SMALL CAP
                                                         INVESTMENT FUND     VALUE FUND        VALUE FUND      VALUE FUND
                                                         ------------------------------------------------------------------
CLASS A:
 Net assets, at value ................................   $2,333,862,143      $32,824,976      $230,562,499     $140,202,287
                                                         ------------------------------------------------------------------
 Shares outstanding ..................................       63,056,596        3,133,017         9,571,145        6,329,248
                                                         ------------------------------------------------------------------
 Net asset value per share a .........................           $37.01           $10.48            $24.09           $22.15
                                                         ------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share [DIVIDE] 94.25%) .........           $39.27           $11.12            $25.56           $23.50
                                                         ------------------------------------------------------------------
CLASS B:
 Net assets, at value ................................      $89,240,810       $4,975,487                --      $29,534,522
                                                         ------------------------------------------------------------------
 Shares outstanding ..................................        2,435,603          478,878                --        1,362,650
                                                         ------------------------------------------------------------------
 Net asset value and maximum offering price per share a          $36.64           $10.39                --           $21.67
                                                         ------------------------------------------------------------------
CLASS C:
 Net assets, at value ................................     $118,219,272      $17,737,993                --      $81,186,032
                                                         ------------------------------------------------------------------
 Shares outstanding ..................................        3,223,793        1,706,515                --        3,782,899
                                                         ------------------------------------------------------------------
 Net asset value per share a .........................           $36.67           $10.39                --           $21.46
                                                         ------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share [DIVIDE] 99%) ............           $37.04           $10.50                --           $21.68
                                                         ------------------------------------------------------------------
CLASS R:
 Net assets, at value ................................       $7,754,325          $65,328                --       $1,096,921
                                                         ------------------------------------------------------------------
 Shares outstanding ..................................          210,018            6,235                --           49,543
                                                         ------------------------------------------------------------------
 Net asset value and maximum offering price per share a          $36.92           $10.48                --           $22.14
                                                         ------------------------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ................................      $15,193,187               --                --       $9,585,633
                                                         ------------------------------------------------------------------
 Shares outstanding ..................................          409,941               --                --          425,373
                                                         ------------------------------------------------------------------
 Net asset value and maximum offering price per share            $37.06               --                --           $22.53
                                                         ------------------------------------------------------------------

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Funds.

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2002

                                                        FRANKLIN       FRANKLIN     FRANKLIN      FRANKLIN
                                                       BALANCE SHEET   LARGE CAP    MICROCAP     SMALL CAP
                                                      INVESTMENT FUND  VALUE FUND  VALUE FUND    VALUE FUND
                                                      -----------------------------------------------------
Investment income:
 Dividends
  Unaffiliated issuers ............................   $ 20,952,618   $1,075,175  $ 2,144,076   $3,403,634
  Non-controlled affiliated issuers (Note 6) ......      3,135,665          --     1,248,094           --
 Interest .........................................     13,347,533          --            --       79,778
                                                      ---------------------------------------------------
      Total investment income .....................     37,435,816   1,075,175     3,392,170    3,483,412
                                                      ---------------------------------------------------
Expenses:
 Management fees (Note 3) .........................     11,038,676     266,889     2,057,200    1,715,207
 Administrative fees (Note 3) .....................             --     104,555            --           --
 Distribution fees (Note 3)
  Class A .........................................      5,569,368     111,129       731,517      475,115
  Class B .........................................        751,175      46,204            --      218,730
  Class C .........................................      1,002,013     154,503            --      711,010
  Class R .........................................         19,056          19            --          525
 Transfer agent fees (Note 3) .....................      4,373,932      92,483       508,496      542,159
 Custodian fees ...................................         30,646         494         2,786        2,241
 Reports to shareholders ..........................        155,894      14,882        37,747       31,308
 Registration and filing fees .....................        251,574      52,002        33,548       87,846
 Professional fees ................................        122,702      24,827        56,407       35,760
 Trustees' fees and expenses ......................         77,535         227        15,876        9,774
 Other ............................................         71,242       2,835         9,171        8,913
                                                      ---------------------------------------------------
      Total expenses ..............................     23,463,813     871,049     3,452,748    3,838,588
                                                      ---------------------------------------------------
       Net investment income (loss) ...............     13,972,003     204,126       (60,578)    (355,176)
                                                      ---------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ...........................     25,367,567   (1,617,513)  22,841,459   (2,418,283)
   Non-controlled affiliated issuers (Note 6) .....        744,487          --    (5,402,693)          --
   Closed end funds distributions .................      4,046,150          --            --           --
  Foreign currency transactions ...................        (12,270)         --            --           --
                                                      ---------------------------------------------------
       Net realized gain (loss) from investments ..     30,145,934   (1,617,513)  17,438,766   (2,418,283)
 Net unrealized depreciation on investments .......   (117,728,341)  (5,833,769)  (8,779,224) (23,073,577)
                                                      ---------------------------------------------------
Net realized and unrealized gain (loss) ...........    (87,582,407)  (7,451,282)   8,659,542  (25,491,860)
                                                      ---------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations ........................   $(73,610,404) $(7,247,156) $ 8,598,964 $(25,847,036)
                                                      ====================================================

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001

                                                 FRANKLIN BALANCE SHEET             FRANKLIN LARGE CAP
                                                    INVESTMENT FUND                     VALUE FUND
                                               -----------------------------------------------------------
                                                   2002            2001              2002          2001
                                               -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................... $  13,972,003  $  28,290,156       $  204,126   $  161,233
  Net realized gain (loss) from investments
 and foreign currency transactions ...........    30,145,934     64,559,442       (1,617,513)     386,343
  Net unrealized appreciation (depreciation)
 on investments ..............................  (117,728,341)     8,689,861       (5,833,769)    (965,969)
                                               -----------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations ...................   (73,610,404)   101,539,459       (7,247,156)    (418,393)
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................    (7,078,917)   (26,934,062)        (155,176)     (40,808)
   Class B ...................................       (69,151)      (149,408)          (5,806)      (5,314)
   Class C ...................................       (89,632)      (231,686)         (15,081)     (24,147)
   Class R ...................................        (1,483)            --               --           --
   Advisor Class .............................        (6,612)        (6,096)              --           --
  Net realized gains:
   Class A ...................................   (49,569,027)   (18,492,882)        (210,973)          --
   Class B ...................................      (920,168)            --          (30,457)          --
   Class C ...................................    (1,266,468)            --         (101,418)          --
   Advisor Class .............................       (28,156)            --               --           --
                                               -----------------------------------------------------------
 Total distributions to shareholders .........   (59,029,614)   (45,814,134)        (518,911)     (70,269)


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001

                                                  FRANKLIN BALANCE SHEET             FRANKLIN LARGE CAP
                                                     INVESTMENT FUND                    VALUE FUND
                                              ------------------------------------------------------------
                                                    2002           2001               2002         2001
                                              ------------------------------------------------------------
 Capital share transactions: (Note 2)
 Class A .....................................$  951,100,027   $365,727,704       $13,864,084  $20,423,112
 Class B .....................................    77,220,210     21,826,863         2,375,667    2,845,896
 Class C .....................................   100,100,704     31,155,325         9,621,016    8,881,210
 Class R .....................................     8,671,892             --            65,313           --
 Advisor Class ...............................    16,885,865        602,494               --            --
                                              ------------------------------------------------------------
 Total capital share transactions ............ 1,153,978,698    419,312,386        25,926,080   32,150,218
Net increase in net assets ................... 1,021,338,680    475,037,711        18,160,013   31,661,556
Net assets:
 Beginning of year ........................... 1,542,931,057  1,067,893,346        37,443,771    5,782,215
                                              ------------------------------------------------------------
 End of year .................................$2,564,269,737 $1,542,931,057       $55,603,784  $37,443,771
                                              ============================================================
Undistributed net investment income included
 in net assets:
  End of year ................................$    7,822,660 $    1,108,722       $   190,046   $  161,462
                                              ============================================================


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001

                                                FRANKLIN MICROCAP VALUE FUND  FRANKLIN SMALL CAP VALUE FUND
                                                ----------------------------------------------------------
                                                    2002          2001              2002          2001
                                                ----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ................ $   (60,578)  $   789,177       $  (355,176)  $   221,192
  Net realized gain (loss) from investments ...  17,438,766    13,937,835        (2,418,283)   10,911,559
  Net unrealized appreciation (depreciation)
   on investments .............................  (8,779,224)   23,861,152       (23,073,577)   (7,818,441)
                                                ----------------------------------------------------------
     Net increase (decrease) in net assets
      resulting from operations ...............  8,598,964    38,588,164       (25,847,036)    3,314,310
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................    (861,539)     (433,936)               --      (217,932)
   Class B ....................................          --            --                --          (508)
   Advisor Class ................................          --            --                --       (18,764)
  Net realized gains:
   Class A .................................... (11,780,291)   (3,155,399)               --            --
  Tax return of capital:
   Class A ....................................          --            --          (116,877)           --
   Advisor Class ..............................          --            --           (11,812)           --
                                                ----------------------------------------------------------
 Total distributions to shareholders .......... (12,641,830)   (3,589,335)         (128,689)     (237,204)
 Capital share transactions: (Note 2)
   Class A .................................... (34,363,479)  138,075,974        58,390,038    27,480,219
   Class B ....................................          --            --        22,495,635     9,143,356
   Class C ....................................          --            --        37,439,975    22,356,262
   Class R ....................................          --            --         1,104,926            --
   Advisor Class ..............................          --            --         5,965,488       464,674
                                                ----------------------------------------------------------
 Total capital share transactions ............. (34,363,479)  138,075,974       125,396,062    59,444,511
   Net increase (decrease) in net assets ...... (38,406,345)  173,074,803        99,420,337    62,521,617
Net assets:
 Beginning of year ............................ 268,968,844    95,894,041       162,185,058    99,663,441
                                                ----------------------------------------------------------
 End of year .................................. $230,562,499 $268,968,844      $261,605,395  $162,185,058
                                                ----------------------------------------------------------
Undistributed net investment income included in
 net assets:
  End of year ................................. $        --  $    590,275      $         --  $         --
                                                ==========================================================

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four series (the Funds). All Funds are non-diversified except the Franklin Large Cap Value Fund. The Funds' investment objectives are growth and income.

Effective November 1, 2001, the Franklin Value Fund was renamed the Franklin Small Cap Value Fund.

Effective January 29, 2002, the Franklin MicroCap Value Fund was closed to all new investors. Effective November 1, 2002, the fund reopened to select retirement plans.

Effective May 1, 2002, the Franklin Balance Sheet Investment Fund closed to all new investors.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT:

The Franklin Balance Sheet Investment Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2002, all repurchase agreements had been entered into on that date.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES:

The Funds charge a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.

2. SHARES OF BENEFICIAL INTEREST

Effective January 1, 2002, the Franklin Balance Sheet Investment Fund offered Class R shares to qualified investors.

Effective August 1, 2002, the Franklin Large Cap Value Fund and the Franklin Small Cap Value Fund offered Class R shares to qualified investors.

Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege. The classes of shares offered within each of the Funds are indicated below.

                                                                                CLASS A, CLASS B, CLASS C, CLASS R &
CLASS A                                CLASS A, CLASS B, CLASS C, & CLASS R     ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------
Franklin MicroCap Value Fund           Franklin Large Cap Value Fund            Franklin Balance Sheet Investment Fund
                                                                                Franklin Small Cap Value Fund

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At October 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                              FRANKLIN BALANCE                   FRANKLIN LARGE CAP
                                                           SHEET INVESTMENT FUND                      VALUE FUND
                                                      ---------------------------------------------------------------------
                                                         SHARES            AMOUNT               SHARES           AMOUNT
                                                      ---------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2002
 Shares sold ..................................        38,685,312     $1,575,410,983          2,184,193        $25,756,549
 Shares issued in reinvestment
  of distributions ............................         1,327,957         51,840,208             24,451            293,655
 Shares redeemed ..............................       (17,038,659)      (676,151,164)        (1,094,478)       (12,186,120)
                                                      ---------------------------------------------------------------------
 Net increase .................................        22,974,610       $951,100,027          1,114,166        $13,864,084
                                                      ---------------------------------------------------------------------
Year ended October 31, 2001
 Shares sold ..................................        22,590,786       $861,708,144          2,065,178        $24,761,949
 Shares issued in reinvestment
  of distributions ............................         1,170,922         41,497,305              2,027             22,322
 Shares redeemed ..............................       (14,340,941)      (537,477,745)          (355,810)        (4,361,159)
                                                      ---------------------------------------------------------------------
 Net increase .................................         9,420,767       $365,727,704          1,711,395        $20,423,112
                                                      ---------------------------------------------------------------------
Year ended October 31, 2002
 Shares sold ..................................         2,107,279        $86,324,468            289,903         $3,414,959
 Shares issued in reinvestment
  of distributions ............................            23,278            903,754              2,310             27,646
 Shares redeemed ..............................          (261,449)       (10,008,012)           (94,061)        (1,066,938)
                                                      ---------------------------------------------------------------------
 Net increase .................................         1,869,108        $77,220,210            198,152         $2,375,667
                                                      ---------------------------------------------------------------------
Year ended October 31, 2001a
 Shares sold ..................................           579,264        $22,285,206            300,796         $3,599,077
 Shares issued in reinvestment
  of distributions ............................             3,717            137,325                325              3,570
 Shares redeemed ..............................           (16,486)          (595,668)           (61,220)          (756,751)
                                                      ---------------------------------------------------------------------
 Net increase .................................           566,495        $21,826,863            239,901         $2,845,896
                                                      ---------------------------------------------------------------------
CLASS C SHARES:
Year ended October 31, 2002
 Shares sold ..................................         2,832,198       $116,149,306          1,170,025        $13,799,522
 Shares issued in reinvestment
  of distributions ............................            32,442          1,260,427              8,984            107,535
 Shares redeemed ..............................          (448,136)       (17,309,029)          (392,477)        (4,286,041)
                                                      ---------------------------------------------------------------------
 Net increase .................................         2,416,504       $100,100,704            786,532         $9,621,016
                                                      ---------------------------------------------------------------------
Year ended October 31, 2001a
 Shares sold ..................................           830,400        $32,027,298            857,458        $10,186,429
 Shares issued in reinvestment
  of distributions ............................             5,789            214,163              1,756             19,315
 Shares redeemed ..............................           (28,900)        (1,086,136)          (111,318)        (1,324,534)
                                                      ---------------------------------------------------------------------
 Net increase .................................           807,289        $31,155,325            747,896         $8,881,210
                                                      ---------------------------------------------------------------------
CLASS R SHARES:
Period ended October 31, 2002b
 Shares sold ..................................           259,417        $10,603,936              6,235            $65,313
 Shares issued in reinvestment
  of distributions ............................                35              1,469                 --                 --
 Shares redeemed ..............................           (49,434)        (1,933,513)                --                 --
                                                      ---------------------------------------------------------------------
 Net increase .................................           210,018         $8,671,892              6,235            $65,313
                                                      ---------------------------------------------------------------------


aFor the Franklin Balance Sheet Investment Fund, for the period March 1, 2001 (effective date) to October 31, 2001.
bFor the Franklin Balance Sheet Investment Fund and the Franklin Large Cap Value
 Fund, for the period January 1, 2002 (effective date) to October 31, 2002, and August 1, 2002 (effective date) to October 31, 2002, respectively.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (CONTINUED)


                                                           FRANKLIN BALANCE
                                                         SHEET INVESTMENT FUND
                                                      -------------------------
                                                         SHARES       AMOUNT
                                                      -------------------------
ADVISOR CLASS:
Year ended October 31, 2002
 Shares sold ........................................    435,466   $18,532,784
 Shares issued in reinvestment of distributions .....        859        33,612
 Shares redeemed ....................................    (41,732)   (1,680,531)
                                                      -------------------------
 Net increase .......................................    394,593   $16,885,865
                                                      =========================
Period ended October 31, 2001a
 Shares sold ........................................     15,482   $   607,477
 Shares issued in reinvestment of distributions .....        119         4,426
 Shares redeemed ....................................       (253)       (9,409)
                                                      -------------------------
 Net increase .......................................     15,348   $   602,494
                                                      =========================


                                                          FRANKLIN MICROCAP            FRANKLIN SMALL CAP
                                                              VALUE FUND                   VALUE FUND
                                                      ------------------------------------------------------
                                                         SHARES       AMOUNT           SHARES     AMOUNT
                                                      ------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2002
 Shares sold ........................................  4,231,090   $107,810,709    5,083,372   $132,849,233
 Shares issued in reinvestment of distributions .....    458,924     10,927,121        4,092        103,439
 Shares redeemed .................................... (6,033,298)  (153,101,309)  (2,984,302)   (74,562,634)
                                                      ------------------------------------------------------
 Net increase (decrease) ............................ (1,343,284)  $(34,363,479)   2,103,162    $58,390,038
                                                      ------------------------------------------------------
Period ended October 31, 2001
 Shares sold ........................................  9,742,568   $229,577,332    3,588,874    $85,959,227
 Shares issued in reinvestment of distributions .....    181,138     3,244,183         8,281        199,165
 Shares redeemed .................................... (4,089,391)  (94,745,541)   (2,463,729)   (58,678,173)
                                                      ------------------------------------------------------
 Net increase .......................................  5,834,315   $138,075,974    1,133,426    $27,480,219
                                                      ------------------------------------------------------
CLASS B SHARES:
Year ended October 31, 2002
 Shares sold ....................................................................  1,175,097    $30,003,089
 Shares redeemed ................................................................   (319,533)    (7,507,454)
                                                                                   ------------------------
 Net increase ...................................................................    855,564    $22,495,635
                                                                                   ========================
Year ended October 31, 2001
 Shares sold ....................................................................    483,085    $11,545,079
 Shares issued in reinvestment of distributions .................................         21            489
 Shares redeemed ................................................................   (109,274)    (2,402,212)
                                                                                   ------------------------
 Net increase ...................................................................    373,832     $9,143,356
                                                                                   ========================


aFor the period March 1, 2001 (effective date) to October 31, 2001.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                          FRANKLIN SMALL CAP
                                                              VALUE FUND
                                                     --------------------------
                                                          SHARES     AMOUNT
                                                     --------------------------
CLASS C SHARES:
Year ended October 31, 2002
 Shares sold .......................................  2,449,061    $61,628,044
 Shares redeemed ................................... (1,009,398)   (24,188,069)
                                                     --------------------------
 Net increase ......................................  1,439,663    $37,439,975
                                                     ==========================
Year ended October 31, 2001
 Shares sold .......................................  1,415,451    $33,095,996
 Shares redeemed ...................................   (471,675)   (10,739,734)
                                                     --------------------------
 Net increase ......................................    943,776    $22,356,262
                                                     ==========================
CLASS R SHARES:
Period ended October 31, 2002a
 Shares sold .......................................     49,629    $1,106,802
 Shares redeemed ...................................        (86)      (1,876)
                                                     --------------------------
 Net increase ......................................     49,543    $1,104,926
                                                     ==========================
ADVISOR CLASS:
Year ended October 31, 2002
 Shares sold .......................................    293,953    $7,769,844
 Shares issued in reinvestment of distributions ....        410       10,656
 Shares redeemed ...................................    (71,566)   (1,815,012)
                                                     --------------------------
 Net increase ......................................    222,797    $5,965,488
                                                     ==========================
Year ended October 31, 2001
 Shares sold .......................................     41,210    $ 965,642
 Shares issued in reinvestment of distributions ....        702       16,906
 Shares redeemed ...................................    (21,421)    (517,874)
                                                     --------------------------
 Net increase ......................................     20,491    $ 464,674
                                                     ==========================
aFor the period August 1, 2002 (effective date) to October 31, 2002.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisory Services, LLC (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)


The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

      ANNUALIZED
       FEE RATE   AVERAGE DAILY NET ASSETS
      ---------------------------------------------------------------
         .625%    First $100 million
         .500%    Over $100 million, up to and including $250 million
         .450%    Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

      ANNUALIZED
       FEE RATE   AVERAGE DAILY NET ASSETS
      ------------------------------------
         .550%    First $500 million
         .450%    Over $500 million, up to and including $1 billion
         .400%    Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of .75% per year of the average daily net assets of the fund.

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

      ANNUALIZED
       FEE RATE   AVERAGE DAILY NET ASSETS
      -------------------------------------------------------------
         .750%    First $500 million
         .625%    Over $500 million, up to and including $1 billion
         .500%    Over $1 billion

For the Franklin Large Cap Value Fund, the Franklin MicroCap Value Fund, and the Franklin Small Cap Value Fund, management fees were reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Franklin Large Cap Value Fund pays an administrative fee to FT Services of ..20% per year of the fund's average net assets.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisory Services, FT Services provides administrative services to the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund, and the Franklin Small Cap Value Fund. The fees are paid by Advisory Services based on average daily net assets, and are not additional expenses of the funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                    FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN
               BALANCE SHEET   LARGE CAP    MICROCAP   SMALL CAP
             INVESTMENT FUND  VALUE FUND  VALUE FUND  VALUE FUND
----------------------------------------------------------------
Class A ........        .25%        .35%        .25%        .35%
Class B ........       1.00%       1.00%          --       1.00%
Class C ........       1.00%       1.00%          --       1.00%
Class R ........        .50%        .50%          --        .50%

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                         FRANKLIN       FRANKLIN   FRANKLIN    FRANKLIN
                                       BALANCE SHEET   LARGE CAP    MICROCAP   SMALL CAP
                                      INVESTMENT FUND  VALUE FUND  VALUE FUND  VALUE FUND
------------------------------------------------------------------------------------------
Net commissions received (paid) ......   $(5,909,395)  $(197,057)    $66,751  $(1,298,139)
Contingent deferred sales charges ....   $   187,016   $  32,732     $69,673  $   120,962

The funds paid transfer agent fees of $5,517,070, of which $2,189,049 was paid to Investor Services.

4. INCOME TAXES

At October 31, 2002, certain funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                      FRANKLIN      FRANKLIN
                                                      LARGE CAP     SMALL CAP
                                                      VALUE FUND    VALUE FUND
                                                      ------------------------
  Capital loss carryovers expiring in:
   2007 ............................................  $       --   $18,385,988
   2008 ............................................          --     1,120,570
   2010 ............................................   1,617,513     2,477,451
                                                      ------------------------
                                                      $1,617,513   $21,984,009
                                                      ========================

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

At October 31, 2002, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                 FRANKLIN             FRANKLIN         FRANKLIN           FRANKLIN
                                               BALANCE SHEET          LARGE CAP         MICROCAP          SMALL CAP
                                              INVESTMENT FUND        VALUE FUND        VALUE FUND         VALUE FUND
                                              -----------------------------------------------------------------------
Cost of investments ......................    $2,500,655,185        $61,766,299       $216,607,139       $295,402,702
                                              ========================================================================
Unrealized appreciation ..................    $  289,884,692        $ 1,353,998       $ 39,082,835       $ 20,194,383
Unrealized depreciation ..................      (219,223,006)        (7,618,968)       (25,282,964)       (54,070,698)
                                              -----------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $   70,661,686        $(6,264,970)      $ 13,799,871       $(33,876,315)
                                              ========================================================================
Undistributed ordinary income ............    $   18,223,514        $   190,046       $  3,874,717
Undistributed long term capital gains ....        11,637,025                 --          9,680,302
                                              ----------------------------------------------------
Distributable earnings ...................    $   29,860,539        $   190,046       $ 13,555,019
                                              ====================================================

For all Funds, except as noted below, the tax characters of distributions paid during the year ended October 31, 2002 were substantially the same for financial statement purposes.

                              FRANKLIN    FRANKLIN      FRANKLIN
                           BALANCE SHEET  LARGE CAP     MICROCAP
                          INVESTMENT FUND VALUE FUND   VALUE FUND
                          ---------------------------------------
Distributions paid from:
 Ordinary income ............ $17,405,967   $486,562   $2,280,259
 Long term capital gain .....  41,623,647     32,349    10,361,571
                              ------------------------------------
                              $59,029,614   $518,911   $12,641,830
                              ====================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of pass-through entity income and foreign currency transactions.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2002 were as follows:

                  FRANKLIN        FRANKLIN     FRANKLIN     FRANKLIN
                BALANCE SHEET     LARGE CAP    MICROCAP     SMALL CAP
               INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND
---------------------------------------------------------------------
Purchases ...... $788,820,190  $33,154,179  $74,088,300  $155,077,010
Sales .......... $173,277,233  $ 7,087,094  $71,200,158  $ 27,764,805

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (CONTINUED)


6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" at October 31, 2002 were as shown below:

                                  NUMBER OF                                                                    NET
                                 SHARES HELD                           NUMBER OF                             REALIZED
                                 AT BEGINNING    GROSS       GROSS    SHARES HELD  AT VALUE AT   DIVIDEND    CAPITAL
NAME OF ISSUER                       OF YEAR   ADDITIONS  REDUCTIONS  END OF YEAR  END OF YEAR  INCOME GAINS (LOSSES)
---------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
Alaska Air Group Inc. .............    805,000    545,600         --   1,350,600  $ 29,226,984  $      --   $     --
Aztar Corp. .......................  2,850,000    150,000         --   3,000,000    40,530,000         --         --
Champps Entertainment Inc. ........  1,000,000         --     50,000     950,000    10,203,000         --     89,997
Charming Shoppes Inc. .............  5,200,000         --         --   5,200,000             a         --         --
Delta Woodside Industries Inc. ....  2,240,000         --  1,680,000     560,000     1,674,400         --         --
DIMON Inc. ........................  2,504,200         --         --   2,504,200    15,375,788    500,840         --
Dollar Thrifty Automotive Group Inc.        --  1,705,700         --   1,705,700    31,691,906         --         --
ESCO Technologies Inc. ............    669,000         --         --     669,000    24,351,600         --         --
Fred's Inc. .......................    551,400         --    116,400     435,000             a     52,325  8,526,836
Handleman Co. .....................  1,900,000         --    150,000   1,750,000    17,482,500         --    950,353
Hardinge Inc. .....................    539,000         --    539,000          --             a     59,290 (3,189,285)
Haverty Furniture Cos. Inc. .......    920,000         --         --     920,000    11,812,800    197,800         --
Insteel Industries Inc. ...........    560,000         --         --     560,000       364,000         --         --
Jacobson Stores Inc. ..............    384,300         --    384,300          --             a         -- (3,331,179)
Kaneb Services LLC ................    997,500         --         --     997,500    18,503,625  1,596,000         --
Maynard Oil Co. ...................    250,000         --    250,000          --             a         --  1,742,500
Mayor's Jewelers Inc. .............  1,251,400         --  1,251,400          --             a         -- (3,820,229)
Nash-Finch Co. ....................    675,000    125,000         --     800,000     9,864,000    243,000         --
Pitt-Des Moines Inc. ..............    415,000         --    415,000          --             a         --  7,751,165
SCPIE Holdings Inc. ...............    572,200         --    572,200          --             a    161,930 (7,951,717)
Syms Corp. ........................  1,430,000         --         --   1,430,000    10,281,700         --         --
Tecumseh Products Co. B ...........    189,000     86,000         --     275,000    11,720,500    324,480         --
Tommy Hilfiger Corp. ..............  3,500,000  1,043,600         --   4,543,600    34,304,180         --         --
Xanser Corp. ......................  2,992,500         --      5,800   2,986,700     4,151,513         --    (23,954)
                                                                                  -----------------------------------
TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                           $271,538,496 $3,135,665  $ 744,487
                                                                                  ===================================

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (CONTINUED)


6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (CONT.)


                                NUMBER OF                                                                  NET
                              SHARES HELD                          NUMBER OF                             REALIZED
                              AT BEGINNING   GROSS      GROSS   SHARES HELD AT   VALUE AT     DIVIDEND    CAPITAL
NAME OF ISSUER                   OF YEAR   ADDITIONS  REDUCTIONS  END OF YEAR  END OF YEAR  INCOME GAINS (LOSSES)
------------------------------------------------------------------------------------------------------------------
FRANKLIN MICROCAP VALUE FUND
ACMAT Corp., A ................   443,500       --          --     443,500   $4,117,897     $     --     $     --
Airnet System Inc. ............   457,500  183,500          --     641,000    2,756,300           --           --
Allen Organ Co., B ............   112,000       --       7,000     105,000            a       62,720      (13,343)
American Pacific Corp. ........   672,000   13,500       5,500     680,000    5,644,000           --        4,006
Art's-Way Manufacturing Co. Inc.  134,500       --          --     134,500      457,300           --           --
Baldwin Piano & Organ Co. .....   373,600       --     373,500         100            a           --   (1,424,873)
Casual Male Retail Group Inc.b  1,030,000       --     425,000     605,000            a           --      641,879
Commonwealth Industries Inc. .. 1,145,000       --     145,000   1,000,000    6,170,000      167,250      169,643
Continental Materials Corp. ...   100,000       --          --     100,000    2,690,000           --           --
Delta Apparel Inc. ............   239,750  230,000      34,750     435,000    6,090,000       47,575      217,474
Duckwall-ALCO Stores Inc. .....        --  231,100          --     231,100    2,327,177           --           --
ECC International Corp. .......   500,000       --          --     500,000    1,575,000           --           --
Ecology & Environment Inc., A .   290,000       --          --     290,000    2,610,000       92,800           --
Espey Manufacturing &
 Electronics Corp. ............    80,000       --         200      79,800    1,506,225       24,000          653
Fresh Brands Inc. .............   264,000       --          --     264,000    4,072,200       95,040           --
GA Financial Inc. .............   428,200       --     158,200     270,000    5,373,000      308,304      567,985
Gehl Co. ......................   202,000  130,500          --     332,500    3,135,475           --           --
Haggar Corp. ..................   590,000       --      22,100     567,900    6,143,542      146,395        1,756
Hardinge Inc. .................   200,000  539,000      33,000     706,000    4,970,240       88,510     (224,139)
International Shipholding Corp.   560,000       --          --     560,000    3,393,600           --           --
Invivo Corp. ..................        --  280,000          --     280,000    3,740,800           --           --
Kentucky Electric Steel Inc. ..   430,000       --     430,000          --            a           --   (2,320,404)
Layne Christensen Co. .........   263,000  537,000      50,000     750,000    6,037,500           --       (8,051)
Maine Public Service Co. ......    85,000       --      10,000      75,000            a      113,500      163,156
Merchants Group Inc. ..........   255,000       --      30,000     225,000    4,983,750      102,000      137,229
Nashua Corp. ..................   445,000   25,000          --     470,000    3,337,000           --           --
National R.V. Holdings Inc. ...   150,000  430,000       5,500     574,500    3,240,180           --      (44,161)
S&K Famous Brands Inc. ........   280,000    6,000          --     286,000    3,136,791           --           --
Seneca Foods Corp., A .........   260,100    2,500          --     262,600    3,679,026           --           --
TransFinancial Holdings Inc. ..   254,500       --     254,500          --            a           --   (1,455,877)
TransPro Inc. .................   334,500       --      24,500     310,000            a           --      (85,686)
Ultrak Inc. ...................   600,000       --     600,000          --            a           --   (1,729,940)
United Retail Group Inc. ......   368,000  632,600          --   1,000,600    4,702,820           --           --
Village Super Market Inc., A ..   105,000    5,675          --     110,675    2,611,930           --           --
Zemex Corp. (Canada) ..........   480,000       --          --     480,000    2,167,200           --           --
                                                                           ---------------------------------------
TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                    $100,668,953   $1,248,094  $(5,402,693)
                                                                           =======================================

aAs of October 31, 2002, no longer an affiliate.
bName change on August 12, 2002, previously known as Designs Inc.

FRANKLIN VALUE INVESTORS TRUST
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN VALUE INVESTORS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Value Investors Trust, (hereafter referred to as the "Trust") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 5, 2002

FRANKLIN VALUE INVESTORS TRUST
Tax Designation

Under section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended October 31, 2002:

            FRANKLIN       FRANKLIN
          BALANCE SHEET    MICROCAP
         INVESTMENT FUND  VALUE FUND
         ---------------------------
           $18,143,258   $13,232,168

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2002:

            FRANKLIN       FRANKLIN     FRANKLIN
          BALANCE SHEET    LARGE CAP    MICROCAP
         INVESTMENT FUND  VALUE FUND   VALUE FUND
         ----------------------------------------
              100%           100%         100%

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS               NUMBER OF
                                     PORTFOLIOS IN FUND
                           LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED       BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
FRANK T. CROHN (78)        Trustee       Since 1989            5              Director, Unity Mutual Life Insurance
One Franklin Parkway                                                          Company.
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Eastport Lobster & Fish Company; and FORMERLY, Chief Executive Officer
and Chairman, Financial Benefit Life Insurance Company (insurance and annuities)
(until 1996); Chief Executive Officer National Benefit Life Insurance Co.
(insurance) (1963-1982); and Director, AmVestors Financial Corporation (until
1997).
---------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (72)   Trustee       Since 2001            8              Director, Fiduciary Emerging Markets Bond
One Franklin Parkway                                                          Fund PLC and Fiduciary International Ireland
San Mateo, CA 94403-1906                                                      Limited.


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, Management Consultants to the Financial Services Industry.
---------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (72)     Trustee       Since 1989           11              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
---------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (77)         Trustee       Since 1989           11              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Partner in LDR Equities, LLC (manages various personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and
Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
---------------------------------------------------------------------------------------------------------------------------

INDEPENDENT BOARD MEMBERS AND OFFICERS
                                                                         NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                  LENGTH OF           COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION      TIME SERVED          BY BOARD MEMBERS*       OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (77)         Trustee,        Trustee and                 16               NONE
One Parker Plaza, 9th Floor       President and   President since
Fort Lee, NJ 07024                Chief Executive 1989 and Chief
                                  Officer-        Executive
                                  Investment      Officer-Investment
                                  Management      Management since
                                                  October 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin Private Client Group, Inc.; President, Franklin Advisory
Services, LLC.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (57)              Vice President  Since 1989                  Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)           Vice President  Since 1995                  Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)             Senior Vice      Since October  Not Applicable               None
500 East Broward Blvd.            President and    2002
Suite 2100                        Chief Executive
Fort Lauderdale, FL 33394-3091    Officer-Finance
                                  and

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; and officer of some of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

                                                                         NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                  LENGTH OF           COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION      TIME SERVED          BY BOARD MEMBERS*       OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)                Vice President  Since 2000           Not Applicable          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until
2000).
---------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)             Vice President  Since 2000           Not Applicable          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.
and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (62)       Vice President  Since 1989           Not Applicable          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)            Vice President -  Since              Not Applicable         Director, FTI Banque, Arch Chemicals,
600 5th Avenue                    AML               May 2002                                  Inc. and  Lingnan Foundation.
Rockefeller Center                Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

                                                                         NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                   LENGTH OF           COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION       TIME SERVED          BY BOARD MEMBERS*       OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)         Treasurer and    Treasurer since    Not Applicable           None
One Franklin Parkway              Chief Financial  2000 and Chief
San Mateo, CA 94403-1906          Officer          Financial Officer
                                                   since October
                                                   2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)            Vice President   Since 2000         Not Applicable           None
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd.
(until 1999).
---------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**William J. Lippman is considered an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.

-----------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
-----------------------------------------------------------------------------

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

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

Literature Request

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 4
Franklin Short-Intermediate
 U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 3
Franklin Federal Money Fund3,5
Franklin Money Fund 3,5

TAX-FREE INCOME 6
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund7
Tax-Exempt Money Fund 3,5

STATE-SPECIFIC
TAX-FREE INCOME 6
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
Insurance Products Trust 9

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.


ANNUAL REPORT
FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER
Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

Shareholder Services
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Value Investors Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT A2002 12/02



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